Exhibit 99.1
                            Computational Materials

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          CSC(TM)                                                                 Computational Materials for
Countrywide Securities Corporation                        CWABS Master Trust (for the Series 2002-D Subtrust)
A Countrywide Capital Markets Company
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                              ABS New Transaction

                            Computational Materials
                            -----------------------

                                $[900,000,000]
                                 (Approximate)


                                  CWABS, Inc.
                                   Depositor


                              CWABS MASTER TRUST
                       (for the Series 2002-D Subtrust)


                    Revolving Home Equity Loan Asset Backed
                             Notes, Series 2002-D



                              [LOGO] Countrywide
                                  HOME LOANS
                          Sponsor and Master Servicer


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             CSC(TM)                                                              Computational Materials for
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A Countrywide Capital Markets Company
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The attached tables and other statistical pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only.
These Computational Materials are furnished to you solely by Countrywide
Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement, any related supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a statistical pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing
Date. In addition, certain Mortgage Loans contained in this statistical pool may be deleted from the final pool of Mortgage Loans delivered to the Trust on the Closing Date. This statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage
Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials.
Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational
Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.
Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk.
Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT ON
PAGE 2. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR
REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR
COUNTRYWIDE SECURITIES ACCOUNT REPRESENTATIVE FOR ANOTHER COPY. THE COLLATERAL
AND OTHER INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES
ANY PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DISCUSSED IN
THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE
FINAL PROSPECTUS SUPPLEMENT AND ANY SUPPLEMENT RELATED THERETO.

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          CSC(TM)                                                                 Computational Materials for
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A Countrywide Capital Markets Company
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     Preliminary Term Sheet                                                    Prepared: June 27, 2002

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                                                    $[900,000,000] (Approximate)

                                                         CWABS Master Trust
                                                  (for the Series 2002-D Subtrust)

                                    REVOLVING HOME EQUITY LOAN ASSET BACKED NOTES, SERIES 2002-D
                                    ------------------------------------------------------------
                                                                MBIA
                                                            NOTE INSURER
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        Approximate                                    Delay    WAL (Yrs.)      Payment Window           Last        Expected Rating
Class    Amount(1)          Coupon(2)       Day Count   Days   Call/ Mat.(3)    Call/Mat (Mos.)(3)    Scheduled      (S&P/Moody's)
Size                                                                                                  Distribution
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
 A     $[900,000,000]   1M LIBOR + [0.xx]%  Actual/360    0     3.41 / 3.61       1-89 / 1-195        August 2028      AAA/Aaa
Total  $[900,000,000]
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     (1)  This amount represents a partial offering of the Class A Notes, the aggregate balance of which is expected to be $1,500,000,000. The amount is subject to a permitted variance of plus or minus 10%.
     (2)  Subject to (a) a fixed cap of [16.00]% and (b) the Net WAC.
          Additionally, the coupon for the initial Interest Accrual Period only shall be based on an interpolated mid-point LIBOR (using the
          1-month and 2-month LIBOR benchmarks).
     (3)  Calculated based on an assumed CPR and draw rate equal to 37% and
          20%, respectively. Actual rates may vary.

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     Transaction Participants
     ------------------------

     Underwriters:                  Countrywide Securities Corporation (Lead Manager), Lehman Brothers Inc.(Co-Manager), and
                                    Deutsche Bank Securities Inc. (Co-Manager).

     Sponsor and Master Servicer:   Countrywide Home Loans, Inc. ("Countrywide").

     Depositor:                     CWABS, Inc. (a limited purpose finance subsidiary of Countrywide Credit Industries, Inc.).

     Note Insurer:                  MBIA Insurance Corporation ("MBIA")

     Indenture Trustee:             Bank One, National Association.

     Owner Trustee:                 Wilmington Trust Company.

     Custodian:                     Treasury Bank, N.A. (an affiliate of the Sponsor and Master Servicer).
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RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT ON PAGE 2. DO NOT USE OR RELY ON THIS INFORMATION IF YOU
HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR COUNTRYWIDE SECURITIES ACCOUNT
REPRESENTATIVE FOR ANOTHER COPY. THE COLLATERAL AND OTHER INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY
PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE
INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT AND ANY SUPPLEMENT RELATED THERETO.

                                                               Page 2
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          CSC(TM)                                                                 Computational Materials for
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A Countrywide Capital Markets Company
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Transaction Summary
-------------------

Expected Pricing Date:           June [27], 2002.

Expected Closing Date:           June [28], 2002.

Expected Settlement Date:        June [28], 2002.

Statistical Pool Calculation
Date:                            June [17], 2002.

Cut-off Date:                    For each Mortgage Loan delivered to the Trust on the Closing Date, the later of June [24], 2002, or the origination date of such Mortgage Loan. For any Subsequent Mortgage Loan, the later of the first day of the month that such Subsequent Mortgage Loan was transferred to the Trust and the date of origination of the Subsequent Mortgage Loan.

Interest Accrual Period:         Except with respect to the first Payment Date, the "Interest Accrual Period" with respect to the
                                 Notes for a given Payment Date will be the period beginning with the previous Payment Date and ending on the day prior to such Payment Date. For the first Payment Date, the Notes will accrue interest from the Closing Date through August 14, 2002.

Payment Date:                    The fifteenth (15th) day of each month (or, if not a business day, the next succeeding business day), commencing August 2002.

Collection Period:               With respect to any Payment Date, the calendar month preceding the Payment Date or, in the case of the first Collection Period, the period beginning on the Cut-off Date and ending on the last day of July 2002.

ERISA Eligibility:               Subject to the considerations in the prospectus supplement, the Notes are expected to be ERISA eligible. Prospective investors must review the related prospectus and prospectus supplement and consult with their professional advisors for a more detailed description of these matters prior to investing in the notes.

SMMEA Treatment:                 The Notes will not constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:            Subject to certain conditions in the sale and servicing agreement, the Notes may be retired as a result of the holder of the Transferor Interest's purchasing all of the Mortgage Loans then-included in the Trust on any Payment Date on or after which the aggregate principal balance of the Notes is less than or equal to 10% of the original principal balance of the Notes. If the owner of the Transferor Interest elects not to exercise this option the Note Insurer will have the option, subject to certain conditions in the sale and servicing agreement, to purchase all of the Mortgage Loans included in the Trust on any of those Payment Dates.

The Mortgage Loans
------------------

Description of
Mortgage Loans:                  The mortgage loans consist primarily of a pool of home equity revolving credit line loans
                                 ("HELOCs") made or to be made in the future under certain home equity revolving credit line loan agreements (the "Mortgage Loans").
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RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT ON PAGE 2. DO NOT USE OR RELY ON THIS INFORMATION IF YOU
HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR COUNTRYWIDE SECURITIES ACCOUNT
REPRESENTATIVE FOR ANOTHER COPY. THE COLLATERAL AND OTHER INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY
PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE
INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT AND ANY SUPPLEMENT RELATED THERETO.

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          CSC(TM)                                                                                      Computational Materials for
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A Countrywide Capital Markets Company
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                               The information presented in these Computational Materials for the Mortgage Loans, particularly in the collateral tables which follow, reflects the characteristics of a statistical pool of Mortgage
                               Loans (the "Statistical Pool") as of the Statistical Pool Calculation Date, and is based on the number and the principal balances of such Mortgage Loans as of such date. It is expected that, with respect to the Statistical Pool, (a) additional Mortgage Loans will be delivered to the Trust on the
                               Closing Date and during the Funding Period, and (b) certain Mortgage Loans may be deleted from the
                               Statistical Pool, to create the pool of Mortgage Loans delivered to the Trust on the Closing Date.
                               Nothwithstanding any such additions or deletions, the characteristics of the pool of Mortgage Loans delivered to the Trust on the Closing Date are not expected to differ materially from the characteristics of the Statistical Pool described herein. See the attached collateral descriptions for additional information.

                               As of the Statistical Pool Calculation Date, the aggregate principal balance of the Mortgage Loans in the Statistical Pool was approximately $1,410,312,645.

Pre-Funded Amount:             On the Closing Date, an amount (the "Pre-Funded  Amount") equal to the difference, if any, between (a) the original Note principal balance minus the Initial Undercollateralization Amount and
                               (b) the Cut-off Date Balance of the Mortgage Loans delivered to the Trust on the Closing Date will be deposited into an account (the "Pre-Funding Account") held with the Indenture Trustee. The amount of this deposit will not exceed 25% of the original Note principal balance. During the period commencing on the Closing Date and ending on July 31, 2002 (the "Funding Period"), these funds are expected to be used to acquire additional Mortgage Loans (the "Subsequent Loans") that are not included in the pool of Mortgage Loans delivered to the Trust on the Closing Date. Any funds remaining in the
                               Pre-Funding Account at the end of the Funding Period will be used to prepay the Notes on the first
                               Payment Date.

Cut-off Date Balance:          The aggregate unpaid principal balance of the Mortgage Loans as of the Cut-off Date.

HELOC Amortization:            The Mortgage Loans, which may be drawn upon generally for a period (the "Draw Period") of five (5) years (which, in most cases, may be extendible for an additional five (5) years with
                               Countrywide's approval). HELOCs are generally subject to a fifteen (15) year repayment period following the end of the Draw Period during which the outstanding principal balance of the Mortgage
                               Loan will be repaid in monthly installments equal to 1/180 of the outstanding principal balance as of the end of the Draw Period. A relatively small number of HELOCs are subject to a ten (10) year repayment period following the Draw Period during which the outstanding principal balance of the
                               Mortgage Loan will be repaid in monthly installments equal to 1/120 of the outstanding principal balance as of the end of the Draw Period.

The Notes
---------

Description
of the Notes:                  The Notes will be issued by CWABS Master Trust (for the Series 2002-D Subtrust) (the "Trust").
                               As of the Closing Date, the aggregate Note principal balance will be $1,500,000,000, which amount represents approximately 101.50% of the Cut-off Date Balance of the Mortgage Loans delivered to the
                               Trust on the Closing Date plus
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RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT ON PAGE 2. DO NOT USE OR RELY ON THIS INFORMATION IF YOU
HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR COUNTRYWIDE SECURITIES ACCOUNT
REPRESENTATIVE FOR ANOTHER COPY. THE COLLATERAL AND OTHER INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY
PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE
INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT AND ANY SUPPLEMENT RELATED THERETO.

                                                               Page 4

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          CSC(TM)                                                                                      Computational Materials for
Countrywide Securities Corporation                                             CWABS Master Trust (for the Series 2002-D Subtrust)
A Countrywide Capital Markets Company
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                               the original Pre-Funded Amount. The "Initial Undercollateralization Amount" with respect to the
                               Notes will equal approximately 1.50% of the aggregate Note principal balance as of the Closing Date.

Federal Tax Status:            It is anticipated that the Notes will be treated as debt instruments for federal income tax purposes.

Registration:                  The Notes will be available in book-entry form through DTC, Clearstream, Luxembourg and the
                               Euroclear System.

Transferor Interest:           For the Closing Date or any Payment Date, the aggregate undivided beneficial interest of the transferor in the subtrust created by the trust supplement under which the Notes are issued, calculated as the excess of (i) the aggregate principal balance of the Mortgage Loans as of the close of business on the day before such date, plus any funds in the Pre-Funded Account, over (ii) the aggregate Note principal balance on such date. As of the Closing Date, the Transferor Interest is expected to be equal to the product of (a) the original aggregate Note principal balance multiplied by (b) approximately -1.50%. The Transferor Interest is not being offered.

Note Rate:                     Except as noted below, the Notes will accrue interest during each Interest Accrual Period at a rate equal to the least of: (a) one-month LIBOR, plus [0.xx]%, (b) the Net WAC on the Mortgage Loans, and
                               (c) [16.00]%, weighted on the basis of the daily average balance of each Mortgage Loan during the related billing cycle before the Collection Period relating to the Payment Date. With respect to the initial Interest Accrual Period only, the rate calculated in clause (a) above will be based on an interpolated mid-point LIBOR (using the 1-month and 2-month LIBOR as benchmarks).

Net WAC:                       The "Net WAC" with respect to the Mortgage Loans is the weighted average of the mortgage rates on the Mortgage Loans, less (i) the servicing fee rate and (ii) the rate at which the premium payable to the Note Insurer is calculated.

Basis Risk Carryforward:       On any Payment Date for which the note rate for the Notes has been determined based on the Net WAC, the excess of: (a) the amount of interest that would have accrued on the Notes during the related
                               Interest Accrual Period but for application of the Net WAC, over (b) the amount of interest which actually accrued on the Notes during such period, will be paid on subsequent Payment Dates together with accrued interest thereon, to the extent funds are available therefor as set forth in
                               "Distributions of Interest Collections" below.

Distributions of Interest
Collections:                   Investor interest collections are to be applied in the following order of priority:

                               1.  Note insurance policy premium of the Note Insurer;
                               2.  Accrued monthly interest at the Note Rate, as calculated above, together  with any overdue accrued monthly interest from prior Interest Accrual Periods;
                               3.  Investor Loss Amounts for such Payment Date;
                               4.  Investor Loss Amounts for previous Payment Dates to the extent not previously reimbursed;
                               5.  Reimbursement to the Note Insurer for prior draws on its insurance policy (with interest thereon);
                               6.  Payment of the Accelerated Principal Payment Amount;
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RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT ON PAGE 2. DO NOT USE OR RELY ON THIS INFORMATION IF YOU
HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR COUNTRYWIDE SECURITIES ACCOUNT
REPRESENTATIVE FOR ANOTHER COPY. THE COLLATERAL AND OTHER INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY
PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE
INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT AND ANY SUPPLEMENT RELATED THERETO.

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          CSC(TM)                                                                                      Computational Materials for
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A Countrywide Capital Markets Company
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                               7.  Payment of any other amounts owed to the Note Insurer pursuant to its insurance policy;
                               8.  Payment to the Master Servicer of amounts for which the Master Servicer is entitled pursuant to the sale and servicing agreement;
                               9.  Payment of any Basis Risk Carryforward; and
                              10.  Any excess cash flow to the holder of the Transferor Interest.

Distributions of Principal
Collections:                   Collections of principal are to be applied to the Notes in the following order of priority:

                               1. During the Managed Amortization Period, the amount of principal payable to the holder of the Notes for each Payment Date will equal, to the extent funds are available therefor, the lesser of (a)
                                  the product of (i) the Investor Fixed Allocation Percentage, and (ii) principal collections relating to such Payment Date (such product, the "Maximum Principal Payment"), and (b) principal collections for the related Payment Date less the sum of additional balances created from new draws on the Mortgage Loans during the related Collection Period (but not less than zero).

                                  The "Managed Amortization Period" shall mean the period beginning on the Closing Date and, unless a Rapid Amortization Event (i.e., certain events of default or other material non-compliance by the Sponsor under the terms of the related transaction documents) shall have earlier occurred, through and including the Payment Date in July 2007.

                                  The "Investor Fixed Allocation Percentage" shall be, for any Payment Date on which: (i) the
                                  Transferor Interest is less than or equal to 0%, 100%; (ii) the Transferor Interest is greater than 0%, but less than the Required Transferor Subordinated Amount, 100% minus the percentage obtained by dividing (a) the amount of the Transferor Interest at the beginning of the related
                                  Collection Period by (b) (x) the aggregate principal balance of the Mortgage Loans at the beginning of such Collection Period plus (y) the amount of funds in the Pre-Funding Account, if any; and (iii) the Transferor Interest equals or exceeds the Required Transferor Subordinated
                                  Amount, 99.50%.

                               2. After the Managed Amortization Period, the amount of principal payable to the holders of the Notes will be equal to the Maximum Principal Payment.

Credit Enhancement:            The Trust will include the following mechanisms, each of which is intended to provide credit support for the Notes:

                               1. Surety Wrap. MBIA will issue a Note insurance policy which will guarantee the timely payment of interest and the ultimate payment of principal to the holders of the Notes. The policy does not cover payment of Basis Risk Carryforward or other shortfalls resulting from prepayments or the application of the Soldiers' and Sailors' Civil Relief Act of 1940.

                               2. Excess Interest Collections. The related investor interest collections minus the sum of (a) the interest paid to the Notes, (b) the servicing fee retained by the Master Servicer, and (c) the
                                  Note insurance policy premium paid to the Note Insurer.
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RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT ON PAGE 2. DO NOT USE OR RELY ON THIS INFORMATION IF YOU
HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR COUNTRYWIDE SECURITIES ACCOUNT
REPRESENTATIVE FOR ANOTHER COPY. THE COLLATERAL AND OTHER INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY
PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE
INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT AND ANY SUPPLEMENT RELATED THERETO.

                                                               Page 6

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          CSC(TM)                                                                                      Computational Materials for
Countrywide Securities Corporation                                             CWABS Master Trust (for the Series 2002-D Subtrust)
A Countrywide Capital Markets Company
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                               3. Limited Subordination of Transferor Interest (Overcollateralization). A portion of the Transferor
                                  Interest will be available to provide limited protection against Investor Loss Amounts up to the
                                  Available Transferor Subordinated Amount.

                                  An "Investor Loss Amount" with respect to any Payment Date will equal the product of the Investor
                                  Floating Allocation Percentage and the aggregate Liquidation Loss Amount on the Mortgage Loans for such Payment Date. The "Investor Floating Allocation Percentage" for any payment date is the lesser of 100% and a fraction (i) whose numerator is the princpal balance of the Notes and (ii)
                                  denominator is the aggregate principal balance of the Mortgage Loans at the beginning of the related Collection Period, plus the amount of funds in the Pre-Funding Account, if any. The
                                  "Liquidated Loss Amount" for any liquidated Mortgage Loan is its unrecovered principal balance at the end of the Collection Period in which the Mortgage Loan became a liquidated Mortgage Loan, after giving effect to its net liquidation proceeds.

                                  The "Available Transferor Subordinated Amount" is, for any Payment Date, the lesser of the
                                  Transferor Principal Balance and the Required Transferor Subordinated Amount. The "Transferor
                                  Principal Balance" is, for any date of determination, (a) the aggregate principal balance of the
                                  Mortgage Loans at the close of the prior day, minus (b) the aggregate Note principal balance reduced by the aggregate of amounts actually distributed as principal on the Notes through the close of business on such date of determination. The "Required Transferor Subordinated Amount"
                                  will initially equal, in the aggregate, approximately 0.50% of the Cut-off Date Balance of the
                                  Mortgage Loans delivered to the Trust on the Closing Date, plus the original Pre-Funded Amount.

                                  The transaction documents require that the Transferor Interest be increased to, and thereafter maintained at, the Required Transferor Subordinated Amount. Because the Transferor Interest as of
                                  the Closing Date is less than the initial Required Transferor Subordinated Amount, the Transferor
                                  Interest will increase on future Payment Dates until it equals the Required Transferor
                                  Subordinated Amount. Certain investor interest collections for the Notes will be applied as a payment of principal of the Notes as described above on each Payment Date to decrease the aggregate Note principal balance relative to the aggregate principal balance of the Mortgage
                                  Loans, until such differential equals an amount equal to the Required Transferor Subordinated
                                  Amount for such Payment Date (such amount so applied, the "Accelerated Principal Payment Amount").

                                  The Note Insurer may permit the Required Transferor Subordinated Amount for the notes to decrease or "step down" over time, subject to certain floors and triggers. Such decrease may result in a release of cash from the Trust or result in the removal of cash or mortgage loans from the Trust on Payment Dates occurring after the step-downs take effect.

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RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT ON PAGE 2. DO NOT USE OR RELY ON THIS INFORMATION IF YOU
HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR COUNTRYWIDE SECURITIES ACCOUNT
REPRESENTATIVE FOR ANOTHER COPY. THE COLLATERAL AND OTHER INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY
PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE
INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT AND ANY SUPPLEMENT RELATED THERETO.

                                                               Page 7


          CSC(TM)                                                                                      Computational Materials for
Countrywide Securities Corporation                                             CWABS Master Trust (for the Series 2002-D Subtrust)
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

Further Information:           For further information, please contact any of the following Countrywide Securities
                               Corporation representatives:

                               o  Kevin Doyle:      (818) 225-4664
                               o  Jeff Staab:       (818) 225-3279
                               o  Greg Petroski     (818) 225-4857
                               o  Eric Kaplan:      (818) 225-4648
                               o  Luke Scolastico:  (818) 225-4616
                               o  Rusty Hood:       (818) 225-4915
                               o  Brandon Watts:    (818) 225-4588





                       [DM Sensitivity Tables, Available Funds Rate Schedule and Collateral Tables to follow]


----------------------------------------------------------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT ON PAGE 2. DO NOT USE OR RELY ON THIS INFORMATION IF YOU
HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR COUNTRYWIDE SECURITIES ACCOUNT
REPRESENTATIVE FOR ANOTHER COPY. THE COLLATERAL AND OTHER INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY
PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE
INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT AND ANY SUPPLEMENT RELATED THERETO.

                                                               Page 8


          CSC(TM)                                                                                      Computational Materials for
Countrywide Securities Corporation                                             CWABS Master Trust (for the Series 2002-D Subtrust)
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

                          CWABS Master Trust (for the Series 2002-D Subtrust), Class A

                                           Price-DM Sensitivity Report


                                    Settlement:                        6/28/2002
                                    Class Balance:                     $[1,500,000,000]
                                    Next Payment Date:                 August, 2002
                                    Accrued Interest Days:             0
                                    Draw Rate:                         20%
                                    Call:                              NO



   ----------------------------------------------------------------------------------------------------------------
                      27% CPR        32% CPR         37% CPR          42% CPR          47% CPR         52% CPR
   ----------------------------------------------------------------------------------------------------------------
    DM @ 100-00       0.23000        0.23000         0.23000          0.23000          0.23000         0.23000
   ================================================================================================================
    WAL (yr)            5.91           4.56            3.61             2.91            2.39            1.99
    MDUR (yr)           5.39           4.21            3.37             2.74            2.27            1.90
    First Prin Pay      8/02           8/02            8/02             8/02            8/02            8/02
    Last Prin Pay       9/23           2/21           10/18             9/16            12/14           6/13
   ----------------------------------------------------------------------------------------------------------------



                          CWABS Master Trust (for the Series 2002-D Subtrust), Class A

                                           Price-DM Sensitivity Report


                                    Settlement:                        6/28/2002
                                    Class Balance:                     $[1,500,000,000]
                                    Next Payment Date:                 August 15, 2002
                                    Accrued Interest Days:             0
                                    Draw Rate:                         20%
                                    Call:                              YES


   ----------------------------------------------------------------------------------------------------------------
                      27% CPR        32% CPR         37% CPR          42% CPR          47% CPR         52% CPR
   ----------------------------------------------------------------------------------------------------------------
    DM @ 100-00       0.23000        0.23000         0.23000          0.23000          0.23000         0.23000
   ================================================================================================================
    WAL (yr)            5.67           4.34            3.41             2.74            2.24            1.85
    MDUR (yr)           5.21           4.04            3.20             2.60            2.14            1.77
    First Prin Pay      8/02           8/02            8/02             8/02            8/02            8/02
    Last Prin Pay       3/13           5/11           12/09            11/08            12/07           2/07
   ----------------------------------------------------------------------------------------------------------------




                             [Available Funds Rate Schedule and Collateral Tables to follow]


----------------------------------------------------------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT ON PAGE 2. DO NOT USE OR RELY ON THIS INFORMATION IF YOU
HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR COUNTRYWIDE SECURITIES ACCOUNT
REPRESENTATIVE FOR ANOTHER COPY. THE COLLATERAL AND OTHER INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY
PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE
INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT AND ANY SUPPLEMENT RELATED THERETO.

                                                               Page 9


          CSC(TM)                                                                                      Computational Materials for
Countrywide Securities Corporation                                             CWABS Master Trust (for the Series 2002-D Subtrust)
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------


                                                  Available Funds Rate Schedule(1)
                                                  --------------------------------

                           Available          Available                                 Available         Available
      Period             Funds Rate%(2)     Funds Rate%(3)                 Period     Funds Rate%(2)    Funds Rate%(3)
      ------            ---------------     --------------                 ------     --------------    --------------
        1                  2.12729            2.12729                        46         5.54146           15.63877
        2                  3.30608            3.43023                        47         5.36270           15.13430
        3                  3.41908            3.54349                        48         5.54146           15.63877
        4                  5.71209           15.22008                        49         5.36270           15.13430
        5                  5.92022           15.76647                        50         5.36270           15.13430
        6                  5.74801           15.30520                        51         5.54146           15.63877
        7                  5.76615           15.34598                        52         5.36270           15.13430
        8                  6.40460           17.03697                        53         5.54146           15.63877
        9                  5.80502           15.44802                        54         5.36270           15.13430
        10                 6.01892           16.01044                        55         5.36270           15.13430
        11                 5.82792           15.54698                        56         5.93728           16.75583
        12                 6.02292           16.08162                        57         5.36270           15.13430
        13                 5.34242           15.07783                        58         5.54146           15.63877
        14                 5.34310           15.07974                        59         5.36270           15.13430
        15                 5.52193           15.58441                        60         5.54146           15.63877
        16                 5.34451           15.08367                        61         5.36224           15.13392
        17                 5.52342           15.58855                        62         5.36209           15.13381
        18                 5.34598           15.08776                        63         5.54068           15.63815
        19                 5.34674           15.08986                        64         5.36181           15.13358
        20                 5.71631           16.13284                        65         5.54039           15.63791
        21                 5.34830           15.09420                        66         5.36152           15.13335
        22                 5.52740           15.59965                        67         5.36138           15.13323
        23                 5.34992           15.09872                        68         5.73097           16.17678
        24                 5.52911           15.60441                        69         5.36109           15.13300
        25                 5.35161           15.10341                        70         5.53965           15.63731
        26                 5.35248           15.10583                        71         5.36080           15.13277
        27                 5.53181           15.61191                        72         5.53935           15.63707
        28                 5.35427           15.11082                        73         5.36052           15.13254
        29                 5.53370           15.61717                        74         5.36037           15.13242
        30                 5.35613           15.11601                        75         5.53890           15.63671
        31                 5.35709           15.11868                        76         5.36008           15.13219
        32                 5.93215           16.74155                        77         5.53861           15.63647
        33                 5.35907           15.12418                        78         5.35980           15.13196
        34                 5.53876           15.63125                        79         5.35965           15.13184
        35                 5.36113           15.12991                        80         5.93374           16.75298
        36                 5.54093           15.63729                        81         5.35937           15.13161
        37                 5.36270           15.13430                        82         5.53786           15.63587
        38                 5.36270           15.13430                        83         5.35908           15.13137
        39                 5.54146           15.63877                        84         5.53756           15.63563
        40                 5.36270           15.13430                        85         5.35879           15.13114
        41                 5.54146           15.63877                        86         5.35864           15.13103
        42                 5.36270           15.13430                        87         5.53712           15.63527
        43                 5.36270           15.13430                        88         5.35836           15.13079
        44                 5.93728           16.75583                        89         5.53682           15.63503
        45                 5.36270           15.13430

     (1) Gross weighted average coupon on collateral less the (i) servicing fee rate and (ii) Note Insurer premium, adjusted to an actual/360 basis.

     (2) Assumes that the Prime Rate remains constant at 4.7500% and the collateral is run at the Pricing Prepayment Speed to call.

     (3) Assumes that the Prime Rate instantaneously increases by 1000 basis points and the collateral is run at the Pricing Prepayment Speed to call.


----------------------------------------------------------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT ON PAGE 2. DO NOT USE OR RELY ON THIS INFORMATION IF YOU
HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR COUNTRYWIDE SECURITIES ACCOUNT
REPRESENTATIVE FOR ANOTHER COPY. THE COLLATERAL AND OTHER INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY
PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE
INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT AND ANY SUPPLEMENT RELATED THERETO.

                                                               Page 10


          CSC(TM)                                                                                      Computational Materials for
Countrywide Securities Corporation                                             CWABS Master Trust (for the Series 2002-D Subtrust)
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------


                                            Summary of Mortgage Loans in Statistical Pool

                                              (As of Statistical Pool Calculation Date)




                                                                                                                Range
                                                                                                                -----


         Aggregate Principal Balance                                            $1,410,312,645

         Aggregate Credit Limit                                                 $1,890,248,676

         WA Coupon (Gross)                                                               4.087%             3.250% to 11.125%

         WA Margin (Gross)                                                               1.865%            -1.500% to 7.000%

         WA Maximum Rate                                                                17.885%            5.750% to 21.750%

         Average Principal Balance                                                      $30,976                $0 to $1,000,000

         Average Credit Limit                                                           $41,517            $4,500 to $1,000,000

         WA Remaining Term to Scheduled Maturity (months)                                   296               110 to 302

         WA Combined Loan-to-Value Ratio                                                 82.08%             5.00% to 100.00%

         Average Credit Utilization Rate                                                 75.38%             0.00% to 100.00%

         Origination Period                                                                             05/29/01 to 06/17/02

         Percentage of Pool Secured by: 1st Liens                                         9.26%

         Percentage of Pool Secured by: 2nd Liens                                        90.74%

         WA Months to First Roll                                                            2.60

         WA FICO                                                                             719

         WA Second Mortgage Ratio                                                          30.80%          1.00% to 100.00%

Top 5 States:    Prop Types:         Doc Types:                     Appr Types:           Occ Codes        Delinq Status
------------     ----------          ---------                      ----------            ---------        -------------
CA: 32.82%       SinglFam: 76.09%    ALT DOCS: 41.07%               Full: 78.23%          Own: 98.18%      CURRENT: 100.00%

CO: 5.52%        PUD: 16.75%         FULL DOC: 28.41%               Drive By: 10.38%      Non: 1.26%

FL: 5.19%        Lo Condo: 6.20%     SUPERSTREAMLI: 11.45%          Streamline: 7.36%     2nd: 0.56%

IL: 4.20%        2-4Units: 0.96%     STREAMLI: 11.16%               Stated: 2.22%

MI: 3.67%                            REDUCED: 7.91%                 AS400: 1.01%

----------------------------------------------------------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT ON PAGE 2. DO NOT USE OR RELY ON THIS INFORMATION IF YOU
HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR COUNTRYWIDE SECURITIES ACCOUNT
REPRESENTATIVE FOR ANOTHER COPY. THE COLLATERAL AND OTHER INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY
PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE
INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT AND ANY SUPPLEMENT RELATED THERETO.

                                                               Page 11


          CSC(TM)                                                                                      Computational Materials for
Countrywide Securities Corporation                                             CWABS Master Trust (for the Series 2002-D Subtrust)
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

                                                          Collateral Tables

     The sum of the columns below may not equal the total indicated due to rounding. The following tables describe the statistical calculation pool mortgage loans and the related mortgage properties based upon the statistical calculation pool as of the close of business on the Statistical Calculation Date.

                                                         Principal Balances


                                                                                                Percentage of Statistical
                                                 Number of Initial      Aggregate Unpaid        Calculation Date Aggregate
          Range of Principal Balances ($)         Mortgage Loans       Principal Balance             Principal Balance
     ----------------------------------------  -------------------  -----------------------  ------------------------------
          0.00   to  10,000.00...............          10,392              $45,070,706                     3.2%
     10,000.01   to  20,000.00...............          10,772              168,382,365                    11.94
     20,000.01   to  30,000.00...............           9,307              236,295,599                    16.75
     30,000.01   to  40,000.00...............           5,175              181,422,120                    12.86
     40,000.01   to  50,000.00...............           3,609              165,804,363                    11.76
     50,000.01   to  60,000.00...............           1,623               89,853,787                     6.37
     60,000.01   to  70,000.00...............           1,098               71,827,436                     5.09
     70,000.01   to  80,000.00...............             799               60,216,348                     4.27
     80,000.01   to  90,000.00...............             508               43,440,402                     3.08
     90,000.01   to 100,000.00...............             749               73,192,528                     5.19
    100,000.01   to 125,000.00...............             416               47,184,344                     3.35
    125,000.01   to 150,000.00...............             508               72,502,916                     5.14
    150,000.01   to 175,000.00...............             104               17,063,877                     1.21
    175,000.01   to 200,000.00...............             113               21,590,181                     1.53
    200,000.01   to 225,000.00...............              53               11,352,617                     0.80
    225,000.01   to 250,000.00...............              58               14,134,737                     1.00
    250,000.01   to 275,000.00...............              41               10,731,559                     0.76
    275,000.01   to 300,000.00...............              66               19,427,799                     1.38
    300,000.01   to 325,000.00...............              16                5,019,597                     0.36
    325,000.01   to 350,000.00...............              20                6,852,890                     0.49
    350,000.01   to 375,000.00...............              14                5,155,984                     0.37
    375,000.01   to 400,000.00...............              19                7,528,717                     0.53
    400,000.01   to 425,000.00...............               7                2,910,065                     0.21
    425,000.01   to 450,000.00...............              12                5,244,952                     0.37
    450,000.01   to 475,000.00...............               4                1,857,027                     0.13
    475,000.01   to 500,000.00...............              29               14,466,038                     1.03
    525,000.01   to 550.000.00...............               3                1,612,400                     0.11
    575,000.01   to 600,000.00...............               4                2,379,300                     0.17
    625,000.01   to 650,000.00...............               1                  630,000                     0.04
    650,000.01   to 675,000.00...............               2                1,327,991                     0.09
    675,000.01   to 700,000.00...............               2                1,380,000                     0.10
    700,000.01   to 725,000.00...............               1                  725,000                     0.05
    775,000.01   to 800,000.00...............               1                  778,000                     0.06
    950,000.01   to 975,000.00...............               1                  956,000                     0.07
    975,000.01   to 1,000,000.00.............               2                1,995,000                     0.14
                                               -------------------  -----------------------  ------------------------------
         Total                                         45,529           $1,410,312,645                  100.00%
                                               ===================  ======================== ==============================

     As of the Statistical Calculation Date, the average principal balance of the Mortgage Loans was approximately $30,976.


                                                            Loan Programs

                                                                                               Percentage of Statistical
                                                Number of Initial      Aggregate Unpaid        Calculation Date Aggregate
                    Description                  Mortgage Loans       Principal Balance             Principal Balance
     ----------------------------------------  -------------------  -----------------------  ------------------------------
    5 Yr Draw, 5 Yr Repay.................                78              $1,499,257                    0.11%
    5 Yr Draw, 10 Yr Repay................               474              18,864,585                    1.34
    10 Yr Draw, 10 Yr Repay...............               654              13,791,489                    0.98
    10 Yr Draw, 15 Yr Repay...............            44,050           1,368,480,509                   97.03
    15 Yr Draw, 0 Yr Repay................                12                 308,951                    0.02
    15 Yr Draw, 10 Yr Repay...............               261               7,367,855                    0.52
                                               -------------------  -----------------------  ------------------------------
             Total                                    45,529          $1,410,312,645                 100.00%
                                               ===================  ======================== ==============================


----------------------------------------------------------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT ON PAGE 2. DO NOT USE OR RELY ON THIS INFORMATION IF YOU
HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR COUNTRYWIDE SECURITIES ACCOUNT
REPRESENTATIVE FOR ANOTHER COPY. THE COLLATERAL AND OTHER INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY
PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE
INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT AND ANY SUPPLEMENT RELATED THERETO.

                                                               Page 12

          CSC(TM)                                                                                      Computational Materials for
Countrywide Securities Corporation                                             CWABS Master Trust (for the Series 2002-D Subtrust)
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------


                                                Loan Rates

                                                                                            Percentage of
                                                                                             Statistical
                                                                                          Calculation Date
                                          Number of Initial      Aggregate Unpaid       Aggregate Principal
Range of Loan Rates (%)                    Mortgage Loans       Principal Balance             Balance
-----------------------                   -----------------     -----------------       -------------------
 3.001 -  3.500................                     10           $      601,171                 0.04%
 3.501 -  4.000................                 42,038            1,250,872,101                88.69
 4.001 -  4.500................                    129                3,893,341                 0.28
 4.501 -  5.000................                     32                1,373,415                 0.10
 5.001 -  5.500................                    407               24,440,624                 1.73
 5.501 -  6.000................                    396               25,232,193                 1.79
 6.001 -  6.500................                    335               12,279,855                 0.87
 6.501 -  7.000................                    406               16,775,690                 1.19
 7.001 -  7.500................                  1,058               50,589,999                 3.59
 7.501 -  8.000................                    173                6,374,761                 0.45
 8.001 -  8.500................                    348               11,878,696                 0.84
 8.501 -  9.000................                     97                2,766,267                 0.2
 9.001 -  9.500................                     62                2,120,070                 0.15
 9.501 - 10.000................                      7                  208,115                 0.01
10.001 - 10.500................                      3                   42,059                 0.00
10.501 - 11.000................                     19                  578,590                 0.04
11.001 - 11.500................                      9                  285,697                 0.02
                                          -----------------     -----------------       -------------------
     Total                                      45,529           $1,410,312,645               100.00%
                                          =================     =================       ===================

     As of the Statistical Calculation Date, the weighted average loan rate on the Mortgage Loans was approximately 4.087%.




                                               Months Remaining to Scheduled Maturity

                                                                                           Percentage of
                                                                                            Statistical
                                                                                          Calculation Date
                                          Number of Initial      Aggregate Unpaid       Aggregate Principal
Range of Months Remaining to Maturity      Mortgage Loans       Principal Balance             Balance
-------------------------------------     -----------------     -----------------       -------------------
109 - 120............................              78            $    1,499,257                  0.11%
169 - 180............................             486                19,173,536                  1.36
229 - 240............................             654                13,791,489                  0.98
277 - 288............................               6                   146,266                  0.01
289 - 300............................          43,067             1,337,511,290                 94.84
301 - 312............................           1,238                38,190,807                  2.71
                                          -----------------     -----------------       -------------------
    Total                                      45,529            $1,410,312,645                100.00%
                                          =================     =================       ===================

     As of the Statistical Calculation Date, the weighted average remaining months to scheduled maturity of the Mortgage Loans was approximately 296.

     The above table assumes that the Draw Period for the Statistical Calculation Date Mortgage Loans with (a) five year Draw Periods and fifteen year repayment periods will be extended for an additional five years and (b) five year Draw Periods and ten year repayment periods will not be extended.


----------------------------------------------------------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT ON PAGE 2. DO NOT USE OR RELY ON THIS INFORMATION IF YOU
HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR COUNTRYWIDE SECURITIES ACCOUNT
REPRESENTATIVE FOR ANOTHER COPY. THE COLLATERAL AND OTHER INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY
PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE
INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT AND ANY SUPPLEMENT RELATED THERETO.

                                                               Page 13

          CSC(TM)                                                                                      Computational Materials for
Countrywide Securities Corporation                                             CWABS Master Trust (for the Series 2002-D Subtrust)
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

     The combined loan-to-value ratio in the following table is a fraction whose numerator is the sum of (i) the credit limit of the Mortgage Loans and
(ii) any outstanding principal balances of mortgage loans or of equal priority to the Mortgage Loans (calculated generally at the date of origination of the Mortgage Loans) and whose denominator is the lesser of (i) the appraised value of the related mortgage property as stated in loan files at the date of origination or (ii) in the case of a mortgaged property purchased within one year of the origination of the related Mortgage Loan, the purchase price of the mortgaged property.



                                             Combined Loan-to-Value Ratios (%)
                                                                                             Percentage of
                                                                                              Statistical
                                                                                            Calculation Date
                                            Number of Initial      Aggregate Unpaid       Aggregate Principal
Range of Combined Loan-to-Value Ratio (%)    Mortgage Loans       Principal Balance             Balance
-------------------------------------       -----------------     -----------------       -------------------
     0 -  10.00.........................             184            $    4,674,306                0.33%
 10.01 -  20.00.........................             454                17,639,208                1.25
 20.01 -  30.00.........................             348                15,845,805                1.12
 30.01 -  40.00.........................             556                20,973,087                1.49
 40.01 -  50.00.........................             903                39,146,122                2.78
 50.01 -  60.00.........................           1,554                51,496,280                3.65
 60.01 -  70.00.........................           4,051               136,066,423                9.65
 70.01 -  80.00.........................           6,572               245,019,450               17.37
 80.01 -  90.00.........................          17,482               462,528,104               32.8
 90.01 - 100.00.........................          13,423               416,844,541               29.56
100.01 - 110.00.........................               2                    79,318                0.01
                                            -----------------     -----------------       -------------------
     Total                                        45,529            $1,410,312,645              100.00%
                                            =================     =================       ===================

     As of the Statistical Calculation Date, the weighted average combined loan-to-value ratio of the Mortgage Loans was approximately 82.08%.




----------------------------------------------------------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT ON PAGE 2. DO NOT USE OR RELY ON THIS INFORMATION IF YOU
HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR COUNTRYWIDE SECURITIES ACCOUNT
REPRESENTATIVE FOR ANOTHER COPY. THE COLLATERAL AND OTHER INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY
PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE
INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT AND ANY SUPPLEMENT RELATED THERETO.

                                                               Page 14

          CSC(TM)                                                                                      Computational Materials for
Countrywide Securities Corporation                                             CWABS Master Trust (for the Series 2002-D Subtrust)
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------


     The geographic location used for the following table is determined by the address of the mortgaged property securing the related Mortgage Loan.


                                                       Geographic Distribution

                                                                                           Percentage of
                                                                                            Statistical
                                                                                          Calculation Date
                                           Number of Initial     Aggregate Unpaid       Aggregate Principal
                 State                      Mortgage Loans      Principal Balance             Balance
-------------------------------------     -----------------     -----------------       -------------------
Alabama..............................              600           $   12,418,395                0.88%
Alaska...............................               86                2,885,911                0.20
Arizona..............................            1,307               37,596,531                2.67
California...........................           11,514              462,860,599               32.82
Colorado.............................            2,150               77,852,208                5.52
Connecticut..........................              479               15,998,245                1.13
Delaware.............................               63                1,815,222                0.13
District of Columbia.................               45                1,381,328                0.10
Florida..............................            2,738               73,146,193                5.19
Georgia..............................            1,356               41,941,099                2.97
Hawaii...............................              335               13,490,584                0.96
Idaho................................              473               11,929,484                0.85
Illinois.............................            1,935               59,269,736                4.20
Indiana..............................              665               13,944,602                0.99
Iowa.................................              259                5,155,100                0.37
Kansas...............................              561               13,069,553                0.93
Kentucky.............................              400               11,935,331                0.85
Louisiana............................              353                7,528,560                0.53
Maine................................              120                2,909,473                0.21
Maryland.............................              671               19,332,338                1.37
Massachusetts........................            1,161               37,884,719                2.69
Michigan.............................            2,061               51,742,949                3.67
Minnesota............................              696               18,762,915                1.33
Mississippi..........................              125                2,538,052                0.18
Missouri.............................              850               19,051,636                1.35
Montana..............................              182                3,665,473                0.26
Nebraska.............................              129                3,458,410                0.25
Nevada...............................              732               23,877,487                1.69
New Hampshire........................              225                5,488,783                0.39
New Jersey...........................            1,326               42,640,428                3.02
New Mexico...........................              256                6,670,362                0.47
New York.............................            1,116               37,726,930                2.68
North Carolina.......................            1,055               24,369,000                1.73
North Dakota.........................               29                  566,285                0.04
Ohio.................................            1,252               27,103,661                1.92
Oklahoma.............................              427               10,135,531                0.72
Oregon...............................              703               20,311,961                1.44
Pennsylvania.........................            1,408               32,235,794                2.29
Rhode Island.........................              119                3,417,664                0.24
South Carolina.......................              324                7,554,846                0.54
South Dakota.........................               28                  481,993                0.03
Tennessee............................              657               14,535,457                1.03
Texas................................              145                4,339,151                0.31
Utah.................................              825               23,694,743                1.68
Vermont..............................               35                  974,882                0.07
Virginia.............................              822               23,611,799                1.67
Washington...........................            1,579               51,344,389                3.64
West Virginia........................               81                1,616,468                0.11
Wisconsin............................              912               19,436,896                1.38
Wyoming..............................              159                4,613,491                0.33
                                          -----------------     -----------------       ------------------
     Total...........................           45,529           $1,410,312,645              100.00%
                                          =================     =================       ==================


----------------------------------------------------------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT ON PAGE 2. DO NOT USE OR RELY ON THIS INFORMATION IF YOU
HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR COUNTRYWIDE SECURITIES ACCOUNT
REPRESENTATIVE FOR ANOTHER COPY. THE COLLATERAL AND OTHER INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY
PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE
INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT AND ANY SUPPLEMENT RELATED THERETO.

                                                               Page 15

          CSC(TM)                                                                                      Computational Materials for
Countrywide Securities Corporation                                             CWABS Master Trust (for the Series 2002-D Subtrust)
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------


                                            Range of Credit Scores for the Mortgage Loans

                                                                                           Percentage of
                                                                                            Statistical
                                                                                          Calculation Date
                                          Number of Initial     Aggregate Unpaid        Aggregate Principal
        Range of Credit Scores             Mortgage Loans       Principal Balance             Balance
-------------------------------------     -----------------     -----------------       -------------------
821 - 840............................                 8          $      244,300                  0.02%
801 - 820............................               587              19,021,898                  1.35
781 - 800............................             3,421             100,249,686                  7.11
761 - 780............................             5,566             166,194,615                 11.78
741 - 760............................             6,290             185,959,524                 13.19
721 - 740............................             6,526             205,082,329                 14.54
701 - 720............................             7,420             230,588,806                 16.35
681 - 700............................             6,218             203,535,544                 14.43
661 - 680............................             5,472             178,096,097                 12.63
641 - 660............................             2,291              71,677,100                  5.08
621 - 640............................             1,594              45,001,371                  3.19
601 - 620............................               111               3,682,009                  0.26
581 - 600............................                14                 414,737                  0.03
561 - 580............................                 6                 220,229                  0.02
541 - 560............................                 2                 173,500                  0.01
521 - 540............................                 3                 170,900                  0.01
                                          -----------------     -----------------       -------------------
     Total                                       45,529          $1,410,312,645                100.00%
                                          =================     =================       ===================

     As of the Statistical Calculation Date, the weighted average credit score (where available) of the Mortgage Loans was approximately 719.




                                                            Property Type

                                                                                           Percentage of
                                                                                            Statistical
                                                                                          Calculation Date
                                          Number of Initial      Aggregate Unpaid       Aggregate Principal
             Description                   Mortgage Loans       Principal Balance             Balance
-------------------------------------     -----------------     -----------------       -------------------
Single Family........................           35,414           $1,073,056,789                76.09%
Planned Unit Development (PUD).......            6,538              236,199,493                16.75
Lowrise Condominium..................            3,160               87,496,257                 6.2
2-4 Units............................              417               13,560,107                 0.96
                                          -----------------     -----------------       -------------------
     Total                                      45,529           $1,410,312,645               100.00%
                                          =================     =================       ===================




----------------------------------------------------------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT ON PAGE 2. DO NOT USE OR RELY ON THIS INFORMATION IF YOU
HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR COUNTRYWIDE SECURITIES ACCOUNT
REPRESENTATIVE FOR ANOTHER COPY. THE COLLATERAL AND OTHER INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY
PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE
INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT AND ANY SUPPLEMENT RELATED THERETO.

                                                               Page 16

          CSC(TM)                                                                                      Computational Materials for
Countrywide Securities Corporation                                             CWABS Master Trust (for the Series 2002-D Subtrust)
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------


                                                            Gross Margins

                                                                                            Percentage of
                                                                                             Statistical
                                                                                          Calculation Date
            Range of Gross                Number of Initial      Aggregate Unpaid        Aggregate Principal
              Margins (%)                  Mortgage Loans       Principal Balance              Balance
-------------------------------------     -----------------     -----------------       -------------------
Less than zero........................               1          $      435,000                    0.03%
0.000   ..............................           4,059             173,776,149                   12.32
0.001 - 0.250.........................             686              28,699,870                    2.04
0.251 - 0.500.........................           4,135             169,434,283                   12.01
0.501 - 0.750.........................             182              10,854,074                    0.77
0.751 - 1.000.........................             508              31,896,403                    2.26
1.001 - 1.250.........................           2,241              58,265,684                    4.13
1.251 - 1.500.........................           1,419              29,006,968                    2.06
1.501 - 1.750.........................           1,079              31,095,962                    2.20
1.751 - 2.000.........................           8,333             197,966,922                   14.04
2.001 - 2.250.........................           3,321              90,898,723                    6.45
2.251 - 2.500.........................           7,703             251,623,842                   17.84
2.501 - 2.750.........................             831              33,461,998                    2.37
2.751 - 3.000.........................           3,235              81,765,484                    5.80
3.001 - 3.250.........................             611              15,174,322                    1.08
3.251 - 3.500.........................           4,074             129,195,284                    9.16
3.501 - 3.750.........................           1,470              35,179,782                    2.49
3.751 - 4.000.........................             272               7,964,360                    0.56
4.001 - 4.250.........................             419               9,488,130                    0.67
4.251 - 4.500.........................             192               5,333,620                    0.38
4.501 - 4.750.........................             527              13,545,541                    0.96
4.751 - 5.000.........................             135               3,072,291                    0.22
5.001 - 5.250.........................               6                 148,848                    0.01
5.251 - 5.500.........................              55                 914,550                    0.06
5.501 - 5.750.........................               1                  14,182                    0.00
6.001 - 6.250.........................              24                 785,933                    0.06
6.251 - 6.500.........................               9                 285,697                    0.02
6.751 - 7.000.........................               1                  28,744                    0.00
                                          -----------------     -----------------       -------------------
     Total                                      45,529          $1,410,312,645                  100.00%
                                          =================     =================       ===================

     As of the Statistical Calculation Date, the weighted average gross margin was 1.865%.




     The credit limit utilization rates in the following table are determined by dividing the Statistical Calculation Date Balance for the particular grouping by the aggregate of the credit limits of the related credit line agreements.





                                                   Credit Limit Utilization Rates

                                                                                           Percentage of
                                                                                            Statistical
                                                                                         Calculation Date
Range of                                   Number of Initial    Aggregate Unpaid        Aggregate Principal
Credit Limit Utilization Rates (%)          Mortgage Loans      Principal Balance             Balance
-------------------------------------     -----------------     -----------------       -------------------
0.00    .............................            3,708           $           35                 0.00%
0.01  - 10.00........................            1,110                2,879,707                 0.20
10.01 - 20.00........................            1,146               10,105,159                 0.72
20.01 - 30.00........................            1,355               16,409,768                 1.16
30.01 - 40.00........................            1,534               22,991,056                 1.63
40.01 - 50.00........................            2,006               35,618,723                 2.53
50.01 - 60.00........................            1,736               40,118,396                 2.84
60.01 - 70.00........................            1,984               52,612,307                 3.73
70.01 - 80.00........................            1,998               61,711,400                 4.38
80.01 - 90.00........................            1,981               71,970,652                 5.10
90.01 - 100.00.......................           26,971            1,095,895,442                77.71
                                          -----------------     -----------------       -------------------
     Total                                      45,529           $1,410,312,645               100.00%
                                          =================     =================       ===================


     As of the Statistical Calculation Date, the average credit limit utilization rate of the Mortgage Loans was approximately 75.38%.


----------------------------------------------------------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT ON PAGE 2. DO NOT USE OR RELY ON THIS INFORMATION IF YOU
HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR COUNTRYWIDE SECURITIES ACCOUNT
REPRESENTATIVE FOR ANOTHER COPY. THE COLLATERAL AND OTHER INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY
PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE
INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT AND ANY SUPPLEMENT RELATED THERETO.

                                                               Page 17

          CSC(TM)                                                                                      Computational Materials for
Countrywide Securities Corporation                                             CWABS Master Trust (for the Series 2002-D Subtrust)
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------


                                                        Maximum Loan Rates

                                                                                           Percentage of
                                                                                            Statistical
                                                                                         Calculation Date
                                          Number of Initial      Aggregate Unpaid       Aggregate Principal
       Maximum Loan Rates (%)              Mortgage Loans       Principal Balance             Balance
-------------------------------------     -----------------     -----------------       -------------------
 5.75................................                1           $       26,421                0.00%
 6.00................................                1                   29,997                0.00
 8.75................................               93                2,157,010                0.15
10.75................................                1                        0                0.00
11.75................................                1                   72,701                0.01
16.00................................            1,213               31,826,631                2.26
17.00................................            2,945               81,274,001                5.76
17.25................................                1                   41,525                0.00
18.00................................           41,237            1,293,732,903               91.73
21.00................................               33                1,071,630                0.08
21.75................................                3                   79,826                0.01
                                          -----------------     -----------------       -------------------
     Total                                      45,529           $1,410,312,645              100.00%
                                          =================     =================       ===================

     As of the Statistical Calculation Date, the weighted average maximum loan rate of the Mortgage Loans was approximately 17.885%.


----------------------------------------------------------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT ON PAGE 2. DO NOT USE OR RELY ON THIS INFORMATION IF YOU
HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR COUNTRYWIDE SECURITIES ACCOUNT
REPRESENTATIVE FOR ANOTHER COPY. THE COLLATERAL AND OTHER INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY
PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE
INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT AND ANY SUPPLEMENT RELATED THERETO.

                                                               Page 18

          CSC(TM)                                                                                      Computational Materials for
Countrywide Securities Corporation                                             CWABS Master Trust (for the Series 2002-D Subtrust)
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------



                                                         Credit Limit Range

                                                                                           Percentage of
                                                                                            Statistical
                                                                                         Calculation Date
                                          Number of Initial      Aggregate Unpaid       Aggregate Principal
     Range of Credit Limits ($)            Mortgage Loans       Principal Balance             Balance
-------------------------------------     -----------------     -----------------       -------------------
      0.00 to    10,000.00...........            1,595           $    9,586,880                  0.68%
 10,000.01 to    20,000.00...........           11,445              136,352,988                  9.67
 20,000.01 to    30,000.00...........           11,562              231,091,834                 16.39
 30,000.01 to    40,000.00...........            6,433              180,219,548                 12.78
 40,000.01 to    50,000.00...........            5,477              180,168,392                 12.78
 50,000.01 to    60,000.00...........            2,032               90,318,526                  6.40
 60,000.01 to    70,000.00...........            1,356               71,272,269                  5.05
 70,000.01 to    80,000.00...........            1,183               65,427,223                  4.64
 80,000.01 to    90,000.00...........              758               48,149,619                  3.41
 90,000.01 to   100,000.00...........            1,591               98,785,237                  7.00
100,000.01 to   125,000.00...........              470               42,986,088                  3.05
125,000.01 to   150,000.00...........              796               85,648,339                  6.07
150,000.01 to   175,000.00...........              126               16,235,835                  1.15
175,000.01 to   200,000.00...........              195               25,784,527                  1.83
200,000.01 to   225,000.00...........               71               11,639,784                  0.83
225,000.01 to   250,000.00...........               88               15,202,926                  1.08
250,000.01 to   275,000.00...........               41                9,708,932                  0.69
275,000.01 to   300,000.00...........              110               23,275,540                  1.65
300,000.01 to   325,000.00...........               18                4,722,316                  0.33
325,000.01 to   350,000.00...........               28                7,204,915                  0.51
350,000.01 to   375,000.00...........               18                5,623,754                  0.40
375,000.01 to   400,000.00...........               24                6,661,464                  0.47
400,000.01 to   425,000.00...........                9                3,173,905                  0.23
425,000.01 to   450,000.00...........               13                3,884,430                  0.28
450,000.01 to   475,000.00...........               13                4,637,332                  0.33
475,000.01 to   500,000.00...........               56               19,082,091                  1.35
500,000.01 to   525,000.00...........                1                  369,000                  0.03
525,000.01 to   550,000.00...........                3                1,550,162                  0.11
575,000.01 to   600,000.00...........                5                2,777,300                  0.20
625,000.01 to   650,000.00...........                2                1,059,500                  0.08
650,000.01 to   675,000.00...........                1                  660,711                  0.05
675,000.01 to   700,000.00...........                2                1,380,000                  0.10
700,000.01 to   725,000.00...........                1                  725,000                  0.05
775,000.01 to   800,000.00...........                2                1,328,000                  0.09
950,000.01 to   975,000.00...........                2                1,623,280                  0.12
975,000.01 to 1,000,000.00...........                2                1,995,000                  0.14
                                          -----------------     -----------------       -------------------
     Total                                      45,529           $1,410,312,645                100.00%
                                          =================     =================       ===================

     As of the Statistical Calculation Date, the average credit limit of the Mortgage Loans was approximately $41,517.


----------------------------------------------------------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT ON PAGE 2. DO NOT USE OR RELY ON THIS INFORMATION IF YOU
HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR COUNTRYWIDE SECURITIES ACCOUNT
REPRESENTATIVE FOR ANOTHER COPY. THE COLLATERAL AND OTHER INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY
PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE
INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT AND ANY SUPPLEMENT RELATED THERETO.

                                                               Page 19

          CSC(TM)                                                                                      Computational Materials for
Countrywide Securities Corporation                                             CWABS Master Trust (for the Series 2002-D Subtrust)
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------



                                                            Lien Priority

                                                                                            Percentage
                                                                                          of Statistical
                                                                                         Calculation Date
                                          Number of Initial      Aggregate Unpaid       Aggregate Principal
            Lien Priority                  Mortgage Loans       Principal Balance             Balance
-------------------------------------     -----------------     -----------------       -------------------
1st Liens............................            1,595            $  130,533,143                9.26%
2nd Liens............................           43,934             1,279,779,502               90.74
                                          -----------------     -----------------       -------------------
     Total                                      45,529            $1,410,312,645              100.00%
                                          =================     =================       ===================




                                                         Delinquency Status

                                                                                           Percentage of
                                                                                            Statistical
                                                                                            Calculation
           Number of Days                 Number of Initial      Aggregate Unpaid          Date Aggregate
             Delinquent                    Mortgage Loans       Principal Balance        Principal Balance
-------------------------------------     -----------------     -----------------       -------------------
Current...............................          45,529           $1,410,312,645                 100.00%
                                          -----------------     -----------------       -------------------
   Total                                        45,529           $1,410,312,645                 100.00%
                                          =================     =================       ===================




                                                          Origination Year

                                                                                           Percentage of
                                                                                            Statistical
                                                                                            Calculation
               Year of                    Number of Initial      Aggregate Unpaid         Date Aggregate
             Origination                   Mortgage Loans       Principal Balance        Principal Balance
-------------------------------------     -----------------     -----------------       -------------------
2001.................................               45           $    1,245,904                 0.09%
2002.................................           45,484            1,409,066,741                99.91
                                          -----------------     -----------------       -------------------
   Total                                        45,529           $1,410,312,645               100.00%
                                          =================     =================       ===================



----------------------------------------------------------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT ON PAGE 2. DO NOT USE OR RELY ON THIS INFORMATION IF YOU
HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR COUNTRYWIDE SECURITIES ACCOUNT
REPRESENTATIVE FOR ANOTHER COPY. THE COLLATERAL AND OTHER INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY
PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE
INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT AND ANY SUPPLEMENT RELATED THERETO.

                                                               Page 20

LEHMAN BROTHERS                                     Computational Materials for
                           CWABS Master Trust (for the Series 2002-D Subtrust)
--------------------------------------------------------------------------------





                              ABS New Transaction


                            Computational Materials
                            -----------------------

                                $[900,000,000]
                                 (Approximate)

                                  CWABS, Inc.
                                   Depositor

                              CWABS MASTER TRUST
                       (for the Series 2002-D Subtrust)

                    Revolving Home Equity Loan Asset Backed
                             Notes, Series 2002-D



                              [LOGO] Countrywide
                                  HOME LOANS
                          Sponsor and Master Servicer

LEHMAN BROTHERS                                     Computational Materials for
                           CWABS Master Trust (for the Series 2002-D Subtrust)
--------------------------------------------------------------------------------

The attached tables and other statistical pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement, any related supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a statistical pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this statistical pool may be deleted from the final pool of Mortgage Loans delivered to the Trust on the Closing Date. This statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in these Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement and any supplement related thereto.

LEHMAN BROTHERS                                     Computational Materials for
                           CWABS Master Trust (for the Series 2002-D Subtrust)
--------------------------------------------------------------------------------


Preliminary Term Sheet                                  Prepared: June 27, 2002

                         $[900,000,000] (Approximate)

                              CWABS Master Trust
                       (for the Series 2002-D Subtrust)

         REVOLVING HOME EQUITY LOAN ASSET BACKED NOTES, SERIES 2002-D
         ------------------------------------------------------------

                                     MBIA
                                 NOTE INSURER




========= ================ ====================== =========== ======= ============= =============== ============== ================
            Approximate                                       Delay    WAL (Yrs.)   Payment Window      Last       Expected Rating
  Class      Amount (1)          Coupon(2)        Day Count    Days      Call /        Call/Mat       Scheduled     (S&P/Moody's)
  Size                                                                  Mat.(3)       (Mos.)(3)     Distribution

--------- ---------------- ---------------------- ----------- ------- ------------- --------------- -------------- ----------------
   A       $[900,000,000]    1M LIBOR + [0.xx]%   Actual/360    0     3.41 / 3.61    1-89 / 1-195   August 2028        AAA/Aaa
 Total     $[900,000,000]
========= ================ ====================== =========== ======= ============= =============== ============== ================

(1) This amount represents a partial offering of the Class A Notes, the aggregate balance of which is expected to be $1,500,000,000. The amount is subject to a permitted variance of plus or minus 10%.
(2) Subject to (a) a fixed cap of [16.00]% and (b) the Net WAC. Additionally, the coupon for the initial Interest Accrual Period only shall be based on an interpolated mid-point LIBOR (using the 1-month and 2-month LIBOR benchmarks).
(3) Calculated based on an assumed CPR and draw rate equal to 37% and 20%, respectively. Actual rates may vary.


Transaction Participants
------------------------

Underwriters:                  Countrywide Securities Corporation (Lead
                               Manager), Lehman Brothers Inc. (Co-Manager), and Deutsche Bank Securities Inc. (Co-Manager).

Sponsor and Master Servicer:   Countrywide Home Loans, Inc. ("Countrywide").

Depositor:                     CWABS, Inc. (a limited purpose finance subsidiary
                               of Countrywide Credit Industries, Inc.).

Note Insurer:                  MBIA Insurance Corporation ("MBIA").

Indenture Trustee:             Bank One, National Association.

Owner Trustee:                 Wilmington Trust Company.

Custodian:                     Treasury Bank, N.A. (an affiliate of the Sponsor
                               and Master Servicer).


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in these Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement and any supplement related thereto.

LEHMAN BROTHERS                                     Computational Materials for
                           CWABS Master Trust (for the Series 2002-D Subtrust)
--------------------------------------------------------------------------------


Transaction Summary
-------------------

Expected Pricing Date:         June [27], 2002.

Expected Closing Date:         June [28], 2002.

Expected Settlement Date:      June [28], 2002.

Statistical Pool
Calculation Date:              June [17], 2002.

Cut-off Date:                  For each Mortgage Loan delivered to the Trust on
                               the Closing Date, the later of June [24], 2002, or the origination date of such Mortgage Loan.
                               For any Subsequent Mortgage Loan, the later of the first day of the month that such Subsequent
                               Mortgage Loan was transferred to the Trust and the date of origination of the Subsequent
                               Mortgage Loan.

Interest Accrual Period:       Except with respect to the first Payment Date,
                               the "Interest Accrual Period" with respect to the Notes for a given Payment Date will be the period beginning with the previous Payment Date and ending on the day prior to such Payment
                               Date. For the first Payment Date, the Notes will accrue interest from the Closing Date through August 14, 2002.

Payment Date:                  The  fifteenth  (15th) day of each month (or, if
                               not a business day, the next succeeding
                               business day), commencing August 2002.

Collection Period:             With respect to any Payment Date, the calendar
                               month preceding the Payment Date or, in the case of the first Collection Period, the period beginning on the Cut-off Date and ending on the last day of July 2002.

ERISA Eligibility:             Subject to the considerations in the prospectus
                               supplement, the Notes are expected to be ERISA eligible. Prospective investors must review the related prospectus and prospectus supplement and consult with their professional advisors for a more detailed description of these matters prior to investing in the notes.

SMMEA Treatment:               The Notes will not constitute "mortgage related
                               securities" for purposes of SMMEA.

Optional Termination:          Subject to certain conditions in the sale and
                               servicing agreement, the Notes may be retired as a result of the holder of the Transferor
                               Interest's purchasing all of the Mortgage Loans then-included in the Trust on any Payment Date on or after which the aggregate principal balance of the Notes is less than or equal to 10% of the original principal balance of the Notes. If the owner of the Transferor Interest elects not to exercise this option the Note
                               Insurer will have the option, subject to certain conditions in the sale and servicing agreement, to purchase all of the Mortgage
                               Loans included in the Trust on any of those Payment Dates.

The Mortgage Loans
------------------

Description of
Mortgage Loans:                The mortgage loans consist primarily of a pool
                               of home equity revolving credit line loans
                               ("HELOCs") made or to be made in the future under certain home equity revolving credit line loan agreements (the "Mortgage Loans").


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in these Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement and any supplement related thereto.

LEHMAN BROTHERS                                     Computational Materials for
                           CWABS Master Trust (for the Series 2002-D Subtrust)
--------------------------------------------------------------------------------

                               The information presented in these
                               Computational Materials for the Mortgage Loans, particularly in the collateral tables which follow, reflects the characteristics of a statistical pool of Mortgage Loans (the "Statistical Pool") as of the Statistical Pool Calculation Date, and is based on the number and the principal balances of such Mortgage Loans as of such date. It is expected that, with respect to the Statistical Pool, (a) additional Mortgage Loans will be delivered to the Trust on the Closing Date and during the Funding Period, and (b) certain Mortgage Loans may be deleted from the Statistical Pool, to create the pool of Mortgage Loans delivered to the Trust on the Closing Date. Nothwithstanding any such additions or deletions, the characteristics of the pool of Mortgage Loans delivered to the Trust on the Closing Date are not expected to differ materially from the characteristics of the Statistical Pool described herein. See the attached collateral descriptions for additional information.

                               As of the Statistical Pool Calculation Date, the aggregate principal balance of the Mortgage Loans in the Statistical Pool was approximately $1,410,312,645.

Pre-Funded Amount:             On the Closing Date, an amount (the "Pre-Funded
                               Amount") equal to the difference, if any, between (a) the original Note principal balance minus the Initial Undercollateralization Amount and (b) the Cut-off Date Balance of the Mortgage Loans delivered to the Trust on the Closing Date will be deposited into an account
                               (the "Pre-Funding Account") held with the Indenture Trustee. The amount of this deposit will not exceed 25% of the original Note principal balance. During the period commencing on the Closing Date and ending on July 31, 2002
                               (the "Funding Period"), these funds are
                               expected to be used to acquire additional
                               Mortgage Loans (the "Subsequent Loans") that are not included in the pool of Mortgage Loans delivered to the Trust on the Closing Date. Any funds remaining in the Pre-Funding Account at the end of the Funding Period will be used to prepay the Notes on the first Payment Date.

Cut-off Date Balance:          The aggregate unpaid principal balance of the
                               Mortgage Loans as of the Cut-off Date.

HELOC Amortization:            The Mortgage Loans, which may be drawn upon
                               generally for a period (the "Draw Period") of five (5) years (which, in most cases, may be extendible for an additional five (5) years with Countrywide's approval). HELOCs are generally subject to a fifteen (15) year repayment period following the end of the Draw
                               Period during which the outstanding principal balance of the Mortgage Loan will be repaid in monthly installments equal to 1/180 of the outstanding principal balance as of the end of the Draw Period. A relatively small number of HELOCs are subject to a ten (10) year repayment period following the Draw Period during which the outstanding principal balance of the Mortgage Loan will be repaid in monthly installments equal to 1/120 of the outstanding principal balance as of the end of the Draw
                               Period.

The Notes
---------

Description
of the Notes:                  The Notes will be issued by CWABS Master Trust
                               (for the Series 2002-D Subtrust) (the "Trust").
                               As of the Closing Date, the aggregate Note principal balance will be $1,500,000,000, which amount represents approximately 101.50% of the Cut-off Date Balance of the Mortgage Loans delivered to the Trust on the Closing Date plus the original Pre-Funded Amount. The "Initial
                               Undercollateralization Amount" with respect to the Notes will equal approximately 1.50% of the aggregate Note principal balance as of the Closing Date.

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in these Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement and any supplement related thereto.

LEHMAN BROTHERS                                     Computational Materials for
                           CWABS Master Trust (for the Series 2002-D Subtrust)
--------------------------------------------------------------------------------

Federal Tax Status:            It is  anticipated  that the Notes will be
                               treated as debt instruments for federal income tax purposes.

Registration:                  The Notes will be available in book-entry form
                               through DTC, Clearstream, Luxembourg and the Euroclear System.

Transferor Interest:           For the Closing Date or any Payment Date, the
                               aggregate undivided beneficial interest of the transferor in the subtrust created by the trust supplement under which the Notes are issued, calculated as the excess of (i) the aggregate principal balance of the Mortgage Loans as of the close of business on the day before such date, plus any funds in the Pre-Funded Account, over (ii) the aggregate Note principal balance on such date. As of the Closing Date, the Transferor Interest is expected to be equal to the product of (a) the original aggregate Note principal balance multiplied by (b) approximately -1.50%. The Transferor Interest is not being offered.

Note Rate:                     Except as noted below,  the Notes will accrue
                               interest during each Interest Accrual Period at a rate equal to the least of: (a) one-month
                               LIBOR, plus [0.xx]%, (b) the Net WAC on the
                               Mortgage Loans, and (c) [16.00]%, weighted on the basis of the daily average balance of each Mortgage Loan during the related billing cycle before the Collection Period relating to the Payment Date. With respect to the initial
                               Interest Accrual Period only, the rate
                               calculated in clause (a) above will be based on an interpolated mid-point LIBOR (using the 1-month and 2-month LIBOR as benchmarks).

Net WAC: The "Net WAC" with respect to the Mortgage Loans is the weighted average of the mortgage rates on the Mortgage Loans, less (i) the servicing fee rate and (ii) the rate at which the premium payable to the Note Insurer is calculated.

Basis Risk Carryforward:       On any Payment Date for which the note rate for
                               the Notes has been determined based on the Net
                               WAC, the excess of: (a) the amount of interest that would have accrued on the Notes during the related Interest Accrual Period but for application of the Net WAC, over (b) the amount of interest which actually accrued on the Notes during such period, will be paid on subsequent
                               Payment Dates together with accrued interest thereon, to the extent funds are available therefor as set forth in "Distributions of Interest Collections" below.

Distributions of Interest
Collections:                   Investor interest collections are to be applied
                               in the following order of priority:

                               1. Note insurance policy premium of the Note
                                  Insurer;

                               2. Accrued monthly interest at the Note Rate,
                                  as calculated above, together with any
                                  overdue accrued monthly interest from prior
                                  Interest Accrual Periods;

                               3. Investor Loss Amounts for such Payment Date;

                               4. Investor Loss Amounts for previous Payment
                                  Dates to the extent not previously
                                  reimbursed;

                               5. Reimbursement to the Note Insurer for prior
                                  draws on its insurance policy (with interest thereon);

                               6. Payment of the Accelerated Principal Payment
                                  Amount;

                               7. Payment of any other amounts owed to the
                                  Note Insurer pursuant to its insurance
                                  policy;

                               8. Payment to the Master Servicer of amounts
                                  for which the Master Servicer is entitled pursuant to the sale and servicing agreement;

                               9. Payment of any Basis Risk Carryforward; and

                               10. Any excess cash flow to the holder of the
                                  Transferor Interest.

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in these Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement and any supplement related thereto.

LEHMAN BROTHERS                                     Computational Materials for
                           CWABS Master Trust (for the Series 2002-D Subtrust)
--------------------------------------------------------------------------------


Distributions of Principal
Collections:                   Collections of principal are to be applied to
                               the Notes in the following order of priority:

                               1. During the Managed Amortization Period, the
                                  amount of principal payable to the holder of the Notes for each Payment Date will equal, to the extent funds are available therefor, the lesser of (a) the product of (i) the Investor Fixed Allocation Percentage, and
                                  (ii) principal collections relating to such Payment Date (such product, the "Maximum Principal Payment"), and (b) principal collections for the related Payment Date less the sum of additional balances created from new draws on the Mortgage Loans during the related Collection Period (but not less than zero).

                                  The "Managed Amortization Period" shall mean the period beginning on the Closing Date and, unless a Rapid Amortization Event (i.e., certain events of default or other material non-compliance by the Sponsor under the terms of the related transaction documents) shall have earlier occurred, through and including the Payment Date in July 2007.

                                  The "Investor Fixed Allocation Percentage" shall be, for any Payment Date on which: (i) the Transferor Interest is less than or equal to 0%, 100%; (ii) the Transferor Interest is greater than 0%, but less than the Required Transferor Subordinated Amount, 100% minus the percentage obtained by dividing (a) the amount of the Transferor Interest at the beginning of the related Collection Period by (b) (x) the aggregate principal balance of the Mortgage Loans at the beginning of such Collection Period plus
                                  (y) the amount of funds in the Pre-Funding
                                  Account, if any; and (iii) the Transferor
                                  Interest equals or exceeds the Required
                                  Transferor Subordinated Amount, 99.50%.

                               2. After the Managed Amortization Period, the
                                  amount of principal payable to the holders of the Notes will be equal to the Maximum Principal Payment.

Credit Enhancement:            The Trust will include the following mechanisms,
                               each of which is intended to provide credit support for the Notes:

                               1. Surety Wrap. MBIA will issue a Note
                                  insurance policy which will guarantee the timely payment of interest and the ultimate payment of principal to the holders of the Notes. The policy does not cover payment of Basis Risk Carryforward or other shortfalls resulting from prepayments or the application of the Soldiers' and Sailors' Civil Relief Act of 1940.

                               2. Excess Interest Collections. The related
                                  investor interest collections minus the sum of (a) the interest paid to the Notes, (b) the servicing fee retained by the Master Servicer, and (c) the Note insurance policy premium paid to the Note Insurer.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in these Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement and any supplement related thereto.

LEHMAN BROTHERS                                     Computational Materials for
                           CWABS Master Trust (for the Series 2002-D Subtrust)
--------------------------------------------------------------------------------


                               3. Limited Subordination of Transferor Interest
                                  (Overcollateralization). A portion of the
                                  Transferor Interest will be available to provide limited protection against Investor Loss Amounts up to the Available Transferor Subordinated Amount.

                                  An "Investor Loss Amount" with respect to any Payment Date will equal the product of the Investor Floating Allocation Percentage and the aggregate Liquidation Loss Amount on the Mortgage Loans for such Payment Date. The "Investor Floating Allocation Percentage" for any payment date is the lesser of 100% and a fraction (i) whose numerator is the princpal balance of the Notes and (ii) denominator is the aggregate principal balance of the Mortgage Loans at the beginning of the related Collection Period, plus the amount of funds in the Pre-Funding Account, if any. The "Liquidated Loss Amount" for any liquidated Mortgage Loan is its unrecovered principal balance at the end of the Collection Period in which the Mortgage Loan became a liquidated Mortgage Loan, after giving effect to its net liquidation proceeds.

                                  The "Available Transferor Subordinated
                                  Amount" is, for any Payment Date, the lesser of the Transferor Principal Balance and the Required Transferor Subordinated Amount. The "Transferor Principal Balance" is, for any date of determination, (a) the aggregate principal balance of the Mortgage Loans at the close of the prior day, minus (b) the aggregate Note principal balance reduced by the aggregate of amounts actually distributed as principal on the Notes through the close of business on such date of determination. The "Required Transferor Subordinated Amount" will initially equal, in the aggregate, approximately 0.50% of the Cut-off Date Balance of the Mortgage Loans delivered to the Trust on the Closing Date, plus the original Pre-Funded Amount.

                                  The transaction documents require that the Transferor Interest be increased to, and thereafter maintained at, the Required Transferor Subordinated Amount. Because the Transferor Interest as of the Closing Date is less than the initial Required Transferor Subordinated Amount, the Transferor Interest will increase on future Payment Dates until it equals the Required Transferor Subordinated Amount. Certain investor interest collections for the Notes will be applied as a payment of principal of the Notes as described above on each Payment Date to decrease the aggregate Note principal balance relative to the aggregate principal balance of the Mortgage Loans, until such differential equals an amount equal to the Required Transferor Subordinated Amount for such Payment Date (such amount so applied, the "Accelerated Principal Payment Amount").

                                  The Note Insurer may permit the Required
                                  Transferor Subordinated Amount for the notes to decrease or "step down" over time, subject to certain floors and triggers. Such decrease may result in a release of cash from the Trust or result in the removal of cash or mortgage loans from the Trust on Payment Dates occurring after the step-downs take effect.

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in these Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement and any supplement related thereto.

LEHMAN BROTHERS                                     Computational Materials for
                           CWABS Master Trust (for the Series 2002-D Subtrust)
--------------------------------------------------------------------------------

Further Information:           For further information, please contact any of
                               the  following  Countrywide  Securities
                               Corporation representatives:


                  Residential Mortgage Finance
                  Matt Lewis                                  (212) 526-7447
                  Shiv Rao                                    (212) 526-6205
                  Andrea Lenox                                (212) 526-9637

                  Syndicate
                  Kevin White                                 (212) 526-9519
                  Daniel Covello                              (212) 526-9519

                  Research
                  Arthur Chu                                  (212) 526-8311

                  Trading
                  Gordon Sweely                               (212) 526-6870
                  Charles Spero                               (212) 526-6870




           [DM Sensitivity Tables, Available Funds Rate Schedule and
                         Collateral Tables to follow]


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in these Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement and any supplement related thereto.

LEHMAN BROTHERS                                     Computational Materials for
                           CWABS Master Trust (for the Series 2002-D Subtrust)
--------------------------------------------------------------------------------


         CWABS Master Trust (for the Series 2002-D Subtrust), Class A

                          Price-DM Sensitivity Report


                      Settlement:                        6/28/2002
                      Class Balance:                     $[1,500,000,000]
                      Next Payment Date:                 August, 2002
                      Accrued Interest Days:             0
                      Draw Rate:                         20%
                      Call:                              NO



----------------------------------------------------------------------------------------------------------------
                   27% CPR        32% CPR         37% CPR          42% CPR          47% CPR         52% CPR
----------------------------------------------------------------------------------------------------------------
 DM @ 100-00       0.23000        0.23000         0.23000          0.23000          0.23000         0.23000
================================================================================================================
 WAL (yr)            5.91           4.56            3.61             2.91            2.39            1.99
 MDUR (yr)           5.39           4.21            3.37             2.74            2.27            1.90
 First Prin Pay      8/02           8/02            8/02             8/02            8/02            8/02
 Last Prin Pay       9/23           2/21           10/18             9/16            12/14           6/13
----------------------------------------------------------------------------------------------------------------




         CWABS Master Trust (for the Series 2002-D Subtrust), Class A

                          Price-DM Sensitivity Report


                      Settlement:                        6/28/2002
                      Class Balance:                     $[1,500,000,000]
                      Next Payment Date:                 August 15, 2002
                      Accrued Interest Days:             0
                      Draw Rate:                         20%
                      Call:                              YES

----------------------------------------------------------------------------------------------------------------
                   27% CPR        32% CPR         37% CPR          42% CPR          47% CPR         52% CPR
----------------------------------------------------------------------------------------------------------------
 DM @ 100-00       0.23000        0.23000         0.23000          0.23000          0.23000         0.23000
================================================================================================================
 WAL (yr)            5.67           4.34            3.41             2.74            2.24            1.85
 MDUR (yr)           5.21           4.04            3.20             2.60            2.14            1.77
 First Prin Pay      8/02           8/02            8/02             8/02            8/02            8/02
 Last Prin Pay       3/13           5/11           12/09            11/08            12/07           2/07
----------------------------------------------------------------------------------------------------------------




        [Available Funds Rate Schedule and Collateral Tables to follow]



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in these Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement and any supplement related thereto.

LEHMAN BROTHERS                                     Computational Materials for
                           CWABS Master Trust (for the Series 2002-D Subtrust)
--------------------------------------------------------------------------------


                                                  Available Funds Rate Schedule(1)
                                                  --------------------------------

                           Available          Available                                 Available         Available
      Period             Funds Rate%(2)     Funds Rate%(3)                 Period     Funds Rate%(2)    Funds Rate%(3)
      ------            ---------------     --------------                 ------     --------------    --------------
        1                  2.12729            2.12729                        46         5.54146           15.63877
        2                  3.30608            3.43023                        47         5.36270           15.13430
        3                  3.41908            3.54349                        48         5.54146           15.63877
        4                  5.71209           15.22008                        49         5.36270           15.13430
        5                  5.92022           15.76647                        50         5.36270           15.13430
        6                  5.74801           15.30520                        51         5.54146           15.63877
        7                  5.76615           15.34598                        52         5.36270           15.13430
        8                  6.40460           17.03697                        53         5.54146           15.63877
        9                  5.80502           15.44802                        54         5.36270           15.13430
        10                 6.01892           16.01044                        55         5.36270           15.13430
        11                 5.82792           15.54698                        56         5.93728           16.75583
        12                 6.02292           16.08162                        57         5.36270           15.13430
        13                 5.34242           15.07783                        58         5.54146           15.63877
        14                 5.34310           15.07974                        59         5.36270           15.13430
        15                 5.52193           15.58441                        60         5.54146           15.63877
        16                 5.34451           15.08367                        61         5.36224           15.13392
        17                 5.52342           15.58855                        62         5.36209           15.13381
        18                 5.34598           15.08776                        63         5.54068           15.63815
        19                 5.34674           15.08986                        64         5.36181           15.13358
        20                 5.71631           16.13284                        65         5.54039           15.63791
        21                 5.34830           15.09420                        66         5.36152           15.13335
        22                 5.52740           15.59965                        67         5.36138           15.13323
        23                 5.34992           15.09872                        68         5.73097           16.17678
        24                 5.52911           15.60441                        69         5.36109           15.13300
        25                 5.35161           15.10341                        70         5.53965           15.63731
        26                 5.35248           15.10583                        71         5.36080           15.13277
        27                 5.53181           15.61191                        72         5.53935           15.63707
        28                 5.35427           15.11082                        73         5.36052           15.13254
        29                 5.53370           15.61717                        74         5.36037           15.13242
        30                 5.35613           15.11601                        75         5.53890           15.63671
        31                 5.35709           15.11868                        76         5.36008           15.13219
        32                 5.93215           16.74155                        77         5.53861           15.63647
        33                 5.35907           15.12418                        78         5.35980           15.13196
        34                 5.53876           15.63125                        79         5.35965           15.13184
        35                 5.36113           15.12991                        80         5.93374           16.75298
        36                 5.54093           15.63729                        81         5.35937           15.13161
        37                 5.36270           15.13430                        82         5.53786           15.63587
        38                 5.36270           15.13430                        83         5.35908           15.13137
        39                 5.54146           15.63877                        84         5.53756           15.63563
        40                 5.36270           15.13430                        85         5.35879           15.13114
        41                 5.54146           15.63877                        86         5.35864           15.13103
        42                 5.36270           15.13430                        87         5.53712           15.63527
        43                 5.36270           15.13430                        88         5.35836           15.13079
        44                 5.93728           16.75583                        89         5.53682           15.63503
        45                 5.36270           15.13430


     (1) Gross weighted average coupon on collateral less the (i) servicing fee rate and (ii) Note Insurer premium, adjusted to an actual/360 basis.

     (2) Assumes that the Prime Rate remains constant at 4.7500% and the collateral is run at the Pricing Prepayment Speed to call.

     (3) Assumes that the Prime Rate instantaneously increases by 1000 basis points and the collateral is run at the Pricing Prepayment Speed to call.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in these Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement and any supplement related thereto.

LEHMAN BROTHERS                                     Computational Materials for
                           CWABS Master Trust (for the Series 2002-D Subtrust)
--------------------------------------------------------------------------------

                                            Summary of Mortgage Loan in Statistical Pool

                                              (As of Statistical Pool Calculation Date)




                                                                                                                Range
                                                                                                                -----


         Aggregate Principal Balance                                            $1,410,312,645

         Aggregate Credit Limit                                                 $1,890,248,676

         WA Coupon (Gross)                                                               4.087%             3.250% to 11.125%

         WA Margin (Gross)                                                               1.865%            -1.500% to 7.000%

         WA Maximum Rate                                                                17.885%            5.750% to 21.750%

         Average Principal Balance                                                      $30,976                $0 to $1,000,000

         Average Credit Limit                                                           $41,517            $4,500 to $1,000,000

         WA Remaining Term to Scheduled Maturity (months)                                   296               110 to 302

         WA Combined Loan-to-Value Ratio                                                 82.08%             5.00% to 100.00%

         Average Credit Utilization Rate                                                 75.38%             0.00% to 100.00%

                                                                                                        05/29/01 to 06/17/02
         Origination Period

         Percentage of Pool Secured by: 1st Liens                                         9.26%

         Percentage of Pool Secured by: 2nd Liens                                        90.74%

         WA Months to First Roll                                                            2.60

         WA FICO                                                                             719

         WA Second Mortgage Ratio                                                          30.80%          1.00% to 100.00%


Top 5 States:    Prop Types:         Doc Types:                     Appr Types:           Occ Codes        Delinq Status
------------     ----------          ---------                      ----------            ---------        -------------
CA: 32.82%       SinglFam: 76.09%    ALT DOCS: 41.07%               Full: 78.23%          Own: 98.18%      CURRENT: 100.00%

CO: 5.52%        PUD: 16.75%         FULL DOC: 28.41%               Drive By: 10.38%      Non: 1.26%

FL: 5.19%        Lo Condo: 6.20%     SUPERSTREAMLI: 11.45%          Streamline: 7.36%     2nd: 0.56%

IL: 4.20%        2-4Units: 0.96%     STREAMLI: 11.16%               Stated: 2.22%

MI: 3.67%                            REDUCED: 7.91%                 AS400: 1.01%



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in these Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement and any supplement related thereto.

LEHMAN BROTHERS                                     Computational Materials for
                           CWABS Master Trust (for the Series 2002-D Subtrust)
--------------------------------------------------------------------------------


                               Collateral Tables

     The sum of the columns below may not equal the total indicated due to rounding. The following tables describe the statistical calculation pool mortgage loans and the related mortgage properties based upon the statistical calculation pool as of the close of business on the Statistical Calculation Date.


                                                         Principal Balances

                                                                                           Percentage of Statistical
                                            Number of Initial      Aggregate Unpaid        Calculation Date Aggregate
     Range of Principal Balances ($)         Mortgage Loans       Principal Balance             Principal Balance
----------------------------------------  -------------------  -----------------------  ------------------------------
      0.00 to    10,000.00..............          10,392              $45,070,706                      3.2%
 10,000.01 to    20,000.00..............          10,772              168,382,365                    11.94
 20,000.01 to    30,000.00..............           9,307              236,295,599                    16.75
 30,000.01 to    40,000.00..............           5,175              181,422,120                    12.86
 40,000.01 to    50,000.00..............           3,609              165,804,363                    11.76
 50,000.01 to    60,000.00..............           1,623               89,853,787                     6.37
 60,000.01 to    70,000.00..............           1,098               71,827,436                     5.09
 70,000.01 to    80,000.00..............             799               60,216,348                     4.27
 80,000.01 to    90,000.00..............             508               43,440,402                     3.08
 90,000.01 to   100,000.00..............             749               73,192,528                     5.19
100,000.01 to   125,000.00..............             416               47,184,344                     3.35
125,000.01 to   150,000.00..............             508               72,502,916                     5.14
150,000.01 to   175,000.00..............             104               17,063,877                     1.21
175,000.01 to   200,000.00..............             113               21,590,181                     1.53
200,000.01 to   225,000.00..............              53               11,352,617                     0.80
225,000.01 to   250,000.00..............              58               14,134,737                     1.00
250,000.01 to   275,000.00..............              41               10,731,559                     0.76
275,000.01 to   300,000.00..............              66               19,427,799                     1.38
300,000.01 to   325,000.00..............              16                5,019,597                     0.36
325,000.01 to   350,000.00..............              20                6,852,890                     0.49
350,000.01 to   375,000.00..............              14                5,155,984                     0.37
375,000.01 to   400,000.00..............              19                7,528,717                     0.53
400,000.01 to   425,000.00..............               7                2,910,065                     0.21
425,000.01 to   450,000.00..............              12                5,244,952                     0.37
450,000.01 to   475,000.00..............               4                1,857,027                     0.13
475,000.01 to   500,000.00..............              29               14,466,038                     1.03
525,000.01 to   550.000.00..............               3                1,612,400                     0.11
575,000.01 to   600,000.00..............               4                2,379,300                     0.17
625,000.01 to   650,000.00..............               1                  630,000                     0.04
650,000.01 to   675,000.00..............               2                1,327,991                     0.09
675,000.01 to   700,000.00..............               2                1,380,000                     0.10
700,000.01 to   725,000.00..............               1                  725,000                     0.05
775,000.01 to   800,000.00..............               1                  778,000                     0.06
950,000.01 to   975,000.00..............               1                  956,000                     0.07
975,000.01 to 1,000,000.00..............               2                1,995,000                     0.14
                                           -------------------  -----------------------  ------------------------------
     Total                                        45,529           $1,410,312,645                   100.00%
                                           ===================  ======================== ==============================

     As of the Statistical Calculation Date, the average principal balance of the Mortgage Loans was approximately $30,976.


                                                            Loan Programs

                                                                                          Percentage of Statistical
                                           Number of Initial      Aggregate Unpaid        Calculation Date Aggregate
               Description                  Mortgage Loans       Principal Balance             Principal Balance
----------------------------------------  -------------------  -----------------------  ------------------------------
5 Yr Draw, 5 Yr Repay.................                78              $1,499,257                    0.11%
5 Yr Draw, 10 Yr Repay................               474              18,864,585                    1.34
10 Yr Draw, 10 Yr Repay...............               654              13,791,489                    0.98
10 Yr Draw, 15 Yr Repay...............            44,050           1,368,480,509                   97.03
15 Yr Draw, 0 Yr Repay................                12                 308,951                    0.02
15 Yr Draw, 10 Yr Repay...............               261               7,367,855                    0.52
                                           -------------------  -----------------------  ------------------------------
         Total                                    45,529          $1,410,312,645                 100.00%
                                           ===================  ======================== ==============================



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in these Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement and any supplement related thereto.

LEHMAN BROTHERS                                     Computational Materials for
                           CWABS Master Trust (for the Series 2002-D Subtrust)
--------------------------------------------------------------------------------



                                                Loan Rates

                                                                                            Percentage of
                                                                                             Statistical
                                                                                          Calculation Date
                                          Number of Initial      Aggregate Unpaid       Aggregate Principal
Range of Loan Rates (%)                    Mortgage Loans       Principal Balance             Balance
-----------------------                   -----------------     -----------------       -------------------
 3.001 -  3.500................                     10           $      601,171                 0.04%
 3.501 -  4.000................                 42,038            1,250,872,101                88.69
 4.001 -  4.500................                    129                3,893,341                 0.28
 4.501 -  5.000................                     32                1,373,415                 0.10
 5.001 -  5.500................                    407               24,440,624                 1.73
 5.501 -  6.000................                    396               25,232,193                 1.79
 6.001 -  6.500................                    335               12,279,855                 0.87
 6.501 -  7.000................                    406               16,775,690                 1.19
 7.001 -  7.500................                  1,058               50,589,999                 3.59
 7.501 -  8.000................                    173                6,374,761                 0.45
 8.001 -  8.500................                    348               11,878,696                 0.84
 8.501 -  9.000................                     97                2,766,267                 0.2
 9.001 -  9.500................                     62                2,120,070                 0.15
 9.501 - 10.000................                      7                  208,115                 0.01
10.001 - 10.500................                      3                   42,059                 0.00
10.501 - 11.000................                     19                  578,590                 0.04
11.001 - 11.500................                      9                  285,697                 0.02
                                          -----------------     -----------------       -------------------
     Total                                      45,529           $1,410,312,645               100.00%
                                          =================     =================       ===================

     As of the Statistical Calculation Date, the weighted average loan rate on the Mortgage Loans was approximately 4.087%.




                                               Months Remaining to Scheduled Maturity

                                                                                           Percentage of
                                                                                            Statistical
                                                                                         Calculation Date
                                          Number of Initial      Aggregate Unpaid       Aggregate Principal
Range of Months Remaining to Maturity      Mortgage Loans       Principal Balance             Balance
-------------------------------------     -----------------     -----------------       -------------------
109 - 120............................              78            $    1,499,257                  0.11%
169 - 180............................             486                19,173,536                  1.36
229 - 240............................             654                13,791,489                  0.98
277 - 288............................               6                   146,266                  0.01
289 - 300............................          43,067             1,337,511,290                 94.84
301 - 312............................           1,238                38,190,807                  2.71
                                          -----------------     -----------------       -------------------
    Total                                      45,529            $1,410,312,645                100.00%
                                          =================     =================       ===================

     As of the Statistical Calculation Date, the weighted average remaining months to scheduled maturity of the Mortgage Loans was approximately 296.

     The above table assumes that the Draw Period for the Statistical Calculation Date Mortgage Loans with (a) five year Draw Periods and fifteen year repayment periods will be extended for an additional five years and (b) five year Draw Periods and ten year repayment periods will not be extended.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in these Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement and any supplement related thereto.

LEHMAN BROTHERS                                     Computational Materials for
                           CWABS Master Trust (for the Series 2002-D Subtrust)
--------------------------------------------------------------------------------


     The combined loan-to-value ratio in the following table is a fraction whose numerator is the sum of (i) the credit limit of the Mortgage Loans and
(ii) any outstanding principal balances of mortgage loans or of equal priority to the Mortgage Loans (calculated generally at the date of origination of the Mortgage Loans) and whose denominator is the lesser of (i) the appraised value of the related mortgage property as stated in loan files at the date of origination or (ii) in the case of a mortgaged property purchased within one year of the origination of the related Mortgage Loan, the purchase price of the mortgaged property.



                                             Combined Loan-to-Value Ratios (%)

                                                                                             Percentage of
                                                                                              Statistical
                                                                                            Calculation Date
                                            Number of Initial      Aggregate Unpaid       Aggregate Principal
Range of Combined Loan-to-Value Ratio (%)    Mortgage Loans       Principal Balance             Balance
----------------------------------------    -----------------     -----------------       -------------------
     0 -  10.00.........................             184            $    4,674,306                0.33%
 10.01 -  20.00.........................             454                17,639,208                1.25
 20.01 -  30.00.........................             348                15,845,805                1.12
 30.01 -  40.00.........................             556                20,973,087                1.49
 40.01 -  50.00.........................             903                39,146,122                2.78
 50.01 -  60.00.........................           1,554                51,496,280                3.65
 60.01 -  70.00.........................           4,051               136,066,423                9.65
 70.01 -  80.00.........................           6,572               245,019,450               17.37
 80.01 -  90.00.........................          17,482               462,528,104                32.8
 90.01 - 100.00.........................          13,423               416,844,541               29.56
100.01 - 110.00.........................               2                    79,318                0.01
                                            -----------------     -----------------       -------------------
     Total                                        45,529            $1,410,312,645              100.00%
                                            =================     =================       ===================

     As of the Statistical Calculation Date, the weighted average combined loan-to-value ratio of the Mortgage Loans was approximately 82.08%.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in these Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement and any supplement related thereto.

LEHMAN BROTHERS                                     Computational Materials for
                           CWABS Master Trust (for the Series 2002-D Subtrust)
--------------------------------------------------------------------------------

     The geographic location used for the following table is determined by the address of the mortgaged property securing the related Mortgage Loan.


                                                       Geographic Distribution

                                                                                           Percentage of
                                                                                            Statistical
                                                                                          Calculation Date
                                           Number of Initial     Aggregate Unpaid       Aggregate Principal
                 State                      Mortgage Loans      Principal Balance             Balance
-------------------------------------     -----------------     -----------------       -------------------
Alabama..............................              600           $   12,418,395                0.88%
Alaska...............................               86                2,885,911                0.20
Arizona..............................            1,307               37,596,531                2.67
California...........................           11,514              462,860,599               32.82
Colorado.............................            2,150               77,852,208                5.52
Connecticut..........................              479               15,998,245                1.13
Delaware.............................               63                1,815,222                0.13
District of Columbia.................               45                1,381,328                0.10
Florida..............................            2,738               73,146,193                5.19
Georgia..............................            1,356               41,941,099                2.97
Hawaii...............................              335               13,490,584                0.96
Idaho................................              473               11,929,484                0.85
Illinois.............................            1,935               59,269,736                4.20
Indiana..............................              665               13,944,602                0.99
Iowa.................................              259                5,155,100                0.37
Kansas...............................              561               13,069,553                0.93
Kentucky.............................              400               11,935,331                0.85
Louisiana............................              353                7,528,560                0.53
Maine................................              120                2,909,473                0.21
Maryland.............................              671               19,332,338                1.37
Massachusetts........................            1,161               37,884,719                2.69
Michigan.............................            2,061               51,742,949                3.67
Minnesota............................              696               18,762,915                1.33
Mississippi..........................              125                2,538,052                0.18
Missouri.............................              850               19,051,636                1.35
Montana..............................              182                3,665,473                0.26
Nebraska.............................              129                3,458,410                0.25
Nevada...............................              732               23,877,487                1.69
New Hampshire........................              225                5,488,783                0.39
New Jersey...........................            1,326               42,640,428                3.02
New Mexico...........................              256                6,670,362                0.47
New York.............................            1,116               37,726,930                2.68
North Carolina.......................            1,055               24,369,000                1.73
North Dakota.........................               29                  566,285                0.04
Ohio.................................            1,252               27,103,661                1.92
Oklahoma.............................              427               10,135,531                0.72
Oregon...............................              703               20,311,961                1.44
Pennsylvania.........................            1,408               32,235,794                2.29
Rhode Island.........................              119                3,417,664                0.24
South Carolina.......................              324                7,554,846                0.54
South Dakota.........................               28                  481,993                0.03
Tennessee............................              657               14,535,457                1.03
Texas................................              145                4,339,151                0.31
Utah.................................              825               23,694,743                1.68
Vermont..............................               35                  974,882                0.07
Virginia.............................              822               23,611,799                1.67
Washington...........................            1,579               51,344,389                3.64
West Virginia........................               81                1,616,468                0.11
Wisconsin............................              912               19,436,896                1.38
Wyoming..............................              159                4,613,491                0.33
                                          -----------------     -----------------       ------------------
     Total...........................           45,529           $1,410,312,645              100.00%
                                          =================     =================       ==================


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in these Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement and any supplement related thereto.

LEHMAN BROTHERS                                     Computational Materials for
                           CWABS Master Trust (for the Series 2002-D Subtrust)
--------------------------------------------------------------------------------


                                            Range of Credit Scores for the Mortgage Loans

                                                                                           Percentage of
                                                                                            Statistical
                                                                                          Calculation Date
                                          Number of Initial     Aggregate Unpaid        Aggregate Principal
        Range of Credit Scores             Mortgage Loans       Principal Balance             Balance
-------------------------------------     -----------------     -----------------       -------------------
821 - 840............................                 8          $      244,300                  0.02%
801 - 820............................               587              19,021,898                  1.35
781 - 800............................             3,421             100,249,686                  7.11
761 - 780............................             5,566             166,194,615                 11.78
741 - 760............................             6,290             185,959,524                 13.19
721 - 740............................             6,526             205,082,329                 14.54
701 - 720............................             7,420             230,588,806                 16.35
681 - 700............................             6,218             203,535,544                 14.43
661 - 680............................             5,472             178,096,097                 12.63
641 - 660............................             2,291              71,677,100                  5.08
621 - 640............................             1,594              45,001,371                  3.19
601 - 620............................               111               3,682,009                  0.26
581 - 600............................                14                 414,737                  0.03
561 - 580............................                 6                 220,229                  0.02
541 - 560............................                 2                 173,500                  0.01
521 - 540............................                 3                 170,900                  0.01
                                          -----------------     -----------------       -------------------
     Total                                       45,529          $1,410,312,645                100.00%
                                          =================     =================       ===================

     As of the Statistical Calculation Date, the weighted average credit score (where available) of the Mortgage Loans was approximately 719.




                                                            Property Type

                                                                                           Percentage of
                                                                                            Statistical
                                                                                          Calculation Date
                                          Number of Initial      Aggregate Unpaid       Aggregate Principal
             Description                   Mortgage Loans       Principal Balance             Balance
-------------------------------------     -----------------     -----------------       -------------------
Single Family........................           35,414           $1,073,056,789                76.09%
Planned Unit Development (PUD).......            6,538              236,199,493                16.75
Lowrise Condominium..................            3,160               87,496,257                 6.2
2-4 Units............................              417               13,560,107                 0.96
                                          -----------------     -----------------       -------------------
     Total                                      45,529           $1,410,312,645               100.00%
                                          =================     =================       ===================



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in these Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement and any supplement related thereto.

LEHMAN BROTHERS                                     Computational Materials for
                           CWABS Master Trust (for the Series 2002-D Subtrust)
--------------------------------------------------------------------------------


                                                            Gross Margins

                                                                                            Percentage of
                                                                                             Statistical
                                                                                          Calculation Date
            Range of Gross                Number of Initial      Aggregate Unpaid        Aggregate Principal
              Margins (%)                  Mortgage Loans       Principal Balance              Balance
-------------------------------------     -----------------     -----------------       -------------------
Less than zero........................               1           $      435,000                   0.03%
0.000   ..............................           4,059              173,776,149                  12.32
0.001 - 0.250.........................             686               28,699,870                   2.04
0.251 - 0.500.........................           4,135              169,434,283                  12.01
0.501 - 0.750.........................             182               10,854,074                   0.77
0.751 - 1.000.........................             508               31,896,403                   2.26
1.001 - 1.250.........................           2,241               58,265,684                   4.13
1.251 - 1.500.........................           1,419               29,006,968                   2.06
1.501 - 1.750.........................           1,079               31,095,962                   2.20
1.751 - 2.000.........................           8,333              197,966,922                  14.04
2.001 - 2.250.........................           3,321               90,898,723                   6.45
2.251 - 2.500.........................           7,703              251,623,842                  17.84
2.501 - 2.750.........................             831               33,461,998                   2.37
2.751 - 3.000.........................           3,235               81,765,484                   5.80
3.001 - 3.250.........................             611               15,174,322                   1.08
3.251 - 3.500.........................           4,074              129,195,284                   9.16
3.501 - 3.750.........................           1,470               35,179,782                   2.49
3.751 - 4.000.........................             272                7,964,360                   0.56
4.001 - 4.250.........................             419                9,488,130                   0.67
4.251 - 4.500.........................             192                5,333,620                   0.38
4.501 - 4.750.........................             527               13,545,541                   0.96
4.751 - 5.000.........................             135                3,072,291                   0.22
5.001 - 5.250.........................               6                  148,848                   0.01
5.251 - 5.500.........................              55                  914,550                   0.06
5.501 - 5.750.........................               1                   14,182                   0.00
6.001 - 6.250.........................              24                  785,933                   0.06
6.251 - 6.500.........................               9                  285,697                   0.02
6.751 - 7.000.........................               1                   28,744                   0.00
                                          -----------------     -----------------       -------------------
     Total                                      45,529           $1,410,312,645                 100.00%
                                          =================     =================       ===================

     As of the Statistical Calculation Date, the weighted average gross margin was 1.865%.




     The credit limit utilization rates in the following table are determined by dividing the Statistical Calculation Date Balance for the particular grouping by the aggregate of the credit limits of the related credit line agreements.



                                                   Credit Limit Utilization Rates

                                                                                           Percentage of
                                                                                            Statistical
                                                                                         Calculation Date
Range of                                   Number of Initial    Aggregate Unpaid        Aggregate Principal
Credit Limit Utilization Rates (%)          Mortgage Loans      Principal Balance             Balance
-------------------------------------     -----------------     -----------------       -------------------
0.00    .............................            3,708           $           35                 0.00%
0.01  - 10.00........................            1,110                2,879,707                 0.20
10.01 - 20.00........................            1,146               10,105,159                 0.72
20.01 - 30.00........................            1,355               16,409,768                 1.16
30.01 - 40.00........................            1,534               22,991,056                 1.63
40.01 - 50.00........................            2,006               35,618,723                 2.53
50.01 - 60.00........................            1,736               40,118,396                 2.84
60.01 - 70.00........................            1,984               52,612,307                 3.73
70.01 - 80.00........................            1,998               61,711,400                 4.38
80.01 - 90.00........................            1,981               71,970,652                 5.10
90.01 - 100.00.......................           26,971            1,095,895,442                77.71
                                          -----------------     -----------------       -------------------
     Total                                      45,529           $1,410,312,645               100.00%
                                          =================     =================       ===================


     As of the Statistical Calculation Date, the average credit limit utilization rate of the Mortgage Loans was approximately 75.38%.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in these Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement and any supplement related thereto.

LEHMAN BROTHERS                                     Computational Materials for
                           CWABS Master Trust (for the Series 2002-D Subtrust)
--------------------------------------------------------------------------------


                                                        Maximum Loan Rates

                                                                                           Percentage of
                                                                                            Statistical
                                                                                         Calculation Date
                                          Number of Initial      Aggregate Unpaid       Aggregate Principal
       Maximum Loan Rates (%)              Mortgage Loans       Principal Balance             Balance
-------------------------------------     -----------------     -----------------       -------------------
 5.75................................                1           $       26,421                0.00%
 6.00................................                1                   29,997                0.00
 8.75................................               93                2,157,010                0.15
10.75................................                1                        0                0.00
11.75................................                1                   72,701                0.01
16.00................................            1,213               31,826,631                2.26
17.00................................            2,945               81,274,001                5.76
17.25................................                1                   41,525                0.00
18.00................................           41,237            1,293,732,903               91.73
21.00................................               33                1,071,630                0.08
21.75................................                3                   79,826                0.01
                                          -----------------     -----------------       -------------------
     Total                                      45,529           $1,410,312,645              100.00%
                                          =================     =================       ===================

     As of the Statistical Calculation Date, the weighted average maximum loan rate of the Mortgage Loans was approximately 17.885%.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in these Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement and any supplement related thereto.

LEHMAN BROTHERS                                     Computational Materials for
                           CWABS Master Trust (for the Series 2002-D Subtrust)
--------------------------------------------------------------------------------




                                                         Credit Limit Range

                                                                                           Percentage of
                                                                                            Statistical
                                                                                         Calculation Date
                                          Number of Initial      Aggregate Unpaid       Aggregate Principal
     Range of Credit Limits ($)            Mortgage Loans       Principal Balance             Balance
-------------------------------------     -----------------     -----------------       -------------------
      0.00 to    10,000.00...........            1,595           $    9,586,880                  0.68%
 10,000.01 to    20,000.00...........           11,445              136,352,988                  9.67
 20,000.01 to    30,000.00...........           11,562              231,091,834                 16.39
 30,000.01 to    40,000.00...........            6,433              180,219,548                 12.78
 40,000.01 to    50,000.00...........            5,477              180,168,392                 12.78
 50,000.01 to    60,000.00...........            2,032               90,318,526                  6.40
 60,000.01 to    70,000.00...........            1,356               71,272,269                  5.05
 70,000.01 to    80,000.00...........            1,183               65,427,223                  4.64
 80,000.01 to    90,000.00...........              758               48,149,619                  3.41
 90,000.01 to   100,000.00...........            1,591               98,785,237                  7.00
100,000.01 to   125,000.00...........              470               42,986,088                  3.05
125,000.01 to   150,000.00...........              796               85,648,339                  6.07
150,000.01 to   175,000.00...........              126               16,235,835                  1.15
175,000.01 to   200,000.00...........              195               25,784,527                  1.83
200,000.01 to   225,000.00...........               71               11,639,784                  0.83
225,000.01 to   250,000.00...........               88               15,202,926                  1.08
250,000.01 to   275,000.00...........               41                9,708,932                  0.69
275,000.01 to   300,000.00...........              110               23,275,540                  1.65
300,000.01 to   325,000.00...........               18                4,722,316                  0.33
325,000.01 to   350,000.00...........               28                7,204,915                  0.51
350,000.01 to   375,000.00...........               18                5,623,754                  0.40
375,000.01 to   400,000.00...........               24                6,661,464                  0.47
400,000.01 to   425,000.00...........                9                3,173,905                  0.23
425,000.01 to   450,000.00...........               13                3,884,430                  0.28
450,000.01 to   475,000.00...........               13                4,637,332                  0.33
475,000.01 to   500,000.00...........               56               19,082,091                  1.35
500,000.01 to   525,000.00...........                1                  369,000                  0.03
525,000.01 to   550,000.00...........                3                1,550,162                  0.11
575,000.01 to   600,000.00...........                5                2,777,300                  0.20
625,000.01 to   650,000.00...........                2                1,059,500                  0.08
650,000.01 to   675,000.00...........                1                  660,711                  0.05
675,000.01 to   700,000.00...........                2                1,380,000                  0.10
700,000.01 to   725,000.00...........                1                  725,000                  0.05
775,000.01 to   800,000.00...........                2                1,328,000                  0.09
950,000.01 to   975,000.00...........                2                1,623,280                  0.12
975,000.01 to 1,000,000.00...........                2                1,995,000                  0.14
                                          -----------------     -----------------       -------------------
     Total                                      45,529           $1,410,312,645                100.00%
                                          =================     =================       ===================

     As of the Statistical Calculation Date, the average credit limit of the Mortgage Loans was approximately $41,517.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in these Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement and any supplement related thereto.

LEHMAN BROTHERS                                     Computational Materials for
                           CWABS Master Trust (for the Series 2002-D Subtrust)
--------------------------------------------------------------------------------



                                                            Lien Priority

                                                                                            Percentage
                                                                                          of Statistical
                                                                                         Calculation Date
                                          Number of Initial      Aggregate Unpaid       Aggregate Principal
            Lien Priority                  Mortgage Loans       Principal Balance             Balance
-------------------------------------     -----------------     -----------------       -------------------
1st Liens............................            1,595            $  130,533,143                9.26%
2nd Liens............................           43,934             1,279,779,502               90.74
                                          -----------------     -----------------       -------------------
     Total                                      45,529            $1,410,312,645              100.00%
                                          =================     =================       ===================




                                                         Delinquency Status

                                                                                           Percentage of
                                                                                            Statistical
                                                                                            Calculation
           Number of Days                 Number of Initial      Aggregate Unpaid          Date Aggregate
             Delinquent                    Mortgage Loans       Principal Balance        Principal Balance
-------------------------------------     -----------------     -----------------       -------------------
Current...............................          45,529           $1,410,312,645                 100.00%
                                          -----------------     -----------------       -------------------
   Total                                        45,529           $1,410,312,645                 100.00%
                                          =================     =================       ===================




                                                          Origination Year

                                                                                           Percentage of
                                                                                            Statistical
                                                                                            Calculation
               Year of                    Number of Initial      Aggregate Unpaid         Date Aggregate
             Origination                   Mortgage Loans       Principal Balance        Principal Balance
-------------------------------------     -----------------     -----------------       -------------------
2001.................................               45           $    1,245,904                 0.09%
2002.................................           45,484            1,409,066,741                99.91
                                          -----------------     -----------------       -------------------
   Total                                        45,529           $1,410,312,645               100.00%
                                          =================     =================       ===================



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in these Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement and any supplement related thereto.

Deutsche Bank                                       Computational Materials for
                           CWABS Master Trust (for the Series 2002-D Subtrust)
--------------------------------------------------------------------------------







                              ABS New Transaction


                            Computational Materials
                            -----------------------

                                $[900,000,000]
                                 (Approximate)

                                  CWABS, Inc.
                                   Depositor

                              CWABS MASTER TRUST
                       (for the Series 2002-D Subtrust)

                    Revolving Home Equity Loan Asset Backed
                             Notes, Series 2002-D



                              [LOGO] Countrywide
                              ------------------
                                  HOME LOANS
                          Sponsor and Master Servicer

Deutsche Bank [LOGO]                                Computational Materials for
                           CWABS Master Trust (for the Series 2002-D Subtrust)
--------------------------------------------------------------------------------

The analysis in this report is based on information provided by Countrywide Home Loans, Inc. ("the Seller"). Neither the Issuer, Deutsche Bank Securities Inc. ("DBSI"), or any of their affiliates makes representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the final prospectus for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by DBSI and will be superseded by the applicable final Prospectus and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and DBSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by DBSI in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither DBSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES.


-------------------------------------------------------------------------------
You may use this information for discussion purposes only and not to make an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by the final Prospectus. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the final Prospectus. The information set forth herein outlines a proposed transaction which is subject to change and is based on information concerning the trust collateral, which Deutsche Bank Securities Inc. believes to be reliable. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. Recipients must read the information contained in the attached statement on page 1. Do not use or rely on this information if you have not received or reviewed the statement.
If you have not received the statement, call your DBSI account representative for another copy.

Deutsche Bank [LOGO]                                Computational Materials for
                           CWABS Master Trust (for the Series 2002-D Subtrust)
--------------------------------------------------------------------------------

Preliminary Term Sheet                                  Prepared: June 27, 2002

                         $[900,000,000] (Approximate)

                              CWABS Master Trust
                       (for the Series 2002-D Subtrust)

         REVOLVING HOME EQUITY LOAN ASSET BACKED NOTES, SERIES 2002-D
         ------------------------------------------------------------

                                     MBIA
                                 NOTE INSURER


======== ================ ==================== ============ ======= ============= ================ ============== =================
            Approximate                                      Delay    WAL (Yrs.)   Payment Window        Last      Expected Rating
 Class       Amount (1)          Coupon(2)       Day Count    Days      Call /        Call/Mat        Scheduled     (S&P/Moody's)
  Size                                                                Mat.(3)        (Mos.)(3)      Distribution
-------- ---------------- -------------------- ------------ ------- ------------- ---------------- -------------- -----------------
   A      $[900,000,000]   1M LIBOR + [0.xx]%   Actual/360     0     3.41 / 3.61   1-89 / 1-195      August 2028        AAA/Aaa
 Total    $[900,000,000]
======== ================ ==================== ============ ======= ============= ================ ============== =================

(1) This amount represents a partial offering of the Class A Notes, the aggregate balance of which is expected to be $1,500,000,000. The amount is subject to a permitted variance of plus or minus 10%.
(2) Subject to (a) a fixed cap of [16.00]% and (b) the Net WAC. Additionally, the coupon for the initial Interest Accrual Period only shall be based on an interpolated mid-point LIBOR (using the 1-month and 2-month LIBOR benchmarks).
(3) Calculated based on an assumed CPR and draw rate equal to 37% and 20%, respectively. Actual rates may vary.


Transaction Participants
------------------------

Underwriters:                  Countrywide Securities Corporation (Lead
                               Manager), Lehman Brothers Inc. (Co-Manager), and Deutsche Bank Securities Inc. (Co-Manager).

Sponsor and Master Servicer:   Countrywide Home Loans, Inc. ("Countrywide").

Depositor:                     CWABS, Inc. (a limited purpose finance
                               subsidiary of Countrywide Credit Industries,
                               Inc.).

Note Insurer:                  MBIA Insurance Corporation ("MBIA").

Indenture Trustee:             Bank One, National Association.

Owner Trustee:                 Wilmington Trust Company.

Custodian:                     Treasury Bank, N.A. (an affiliate of the Sponsor
                               and Master Servicer).


-------------------------------------------------------------------------------
You may use this information for discussion purposes only and not to make an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by the final Prospectus. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the final Prospectus. The information set forth herein outlines a proposed transaction which is subject to change and is based on information concerning the trust collateral, which Deutsche Bank Securities Inc. believes to be reliable. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. Recipients must read the information contained in the attached statement on page 1. Do not use or rely on this information if you have not received or reviewed the statement.
If you have not received the statement, call your DBSI account representative for another copy.

Deutsche Bank [LOGO]                                Computational Materials for
                           CWABS Master Trust (for the Series 2002-D Subtrust)
--------------------------------------------------------------------------------

Transaction Summary
-------------------

Expected Pricing Date:         June [27], 2002.

Expected Closing Date:         June [28], 2002.

Expected Settlement Date:      June [28], 2002.

Statistical Pool
Calculation Date:              June [17], 2002.

Cut-off Date:                  For each Mortgage Loan delivered to the Trust on
                               the Closing Date, the later of June [24], 2002, or the origination date of such Mortgage Loan.
                               For any Subsequent Mortgage Loan, the later of the first day of the month that such Subsequent
                               Mortgage Loan was transferred to the Trust and the date of origination of the Subsequent
                               Mortgage Loan.

Interest Accrual Period:       Except with respect to the first Payment Date,
                               the "Interest Accrual Period" with respect to the Notes for a given Payment Date will be the period beginning with the previous Payment Date and ending on the day prior to such Payment
                               Date. For the first Payment Date, the Notes will accrue interest from the Closing Date through August 14, 2002.

Payment Date:                  The  fifteenth  (15th) day of each month (or, if
                               not a business day, the next succeeding
                               business day), commencing August 2002.

Collection Period:             With respect to any Payment Date, the calendar
                               month preceding the Payment Date or, in the case of the first Collection Period, the period beginning on the Cut-off Date and ending on the last day of July 2002.

ERISA Eligibility:             Subject to the considerations in the prospectus
                               supplement, the Notes are expected to be ERISA eligible. Prospective investors must review the related prospectus and prospectus supplement and consult with their professional advisors for a more detailed description of these matters prior to investing in the notes.

SMMEA Treatment:               The Notes will not constitute "mortgage related
                               securities" for purposes of SMMEA.

Optional Termination:          Subject to certain conditions in the sale and
                               servicing agreement, the Notes may be retired as a result of the holder of the Transferor
                               Interest's purchasing all of the Mortgage Loans then-included in the Trust on any Payment Date on or after which the aggregate principal balance of the Notes is less than or equal to 10% of the original principal balance of the Notes. If the owner of the Transferor Interest elects not to exercise this option the Note
                               Insurer will have the option, subject to certain conditions in the sale and servicing agreement, to purchase all of the Mortgage
                               Loans included in the Trust on any of those Payment Dates.


-------------------------------------------------------------------------------
You may use this information for discussion purposes only and not to make an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by the final Prospectus. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the final Prospectus. The information set forth herein outlines a proposed transaction which is subject to change and is based on information concerning the trust collateral, which Deutsche Bank Securities Inc. believes to be reliable. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. Recipients must read the information contained in the attached statement on page 1. Do not use or rely on this information if you have not received or reviewed the statement.
If you have not received the statement, call your DBSI account representative for another copy.

Deutsche Bank [LOGO]                                Computational Materials for
                           CWABS Master Trust (for the Series 2002-D Subtrust)
--------------------------------------------------------------------------------

The Mortgage Loans
------------------

Description of
Mortgage Loans:                The mortgage loans consist primarily of a pool
                               of home equity revolving credit line loans
                               ("HELOCs") made or to be made in the future under certain home equity revolving credit line loan agreements (the "Mortgage Loans"). The information presented in these Computational
                               Materials for the Mortgage Loans, particularly in the collateral tables which follow, reflects the characteristics of a statistical pool of Mortgage Loans (the "Statistical Pool") as of the Statistical Pool Calculation Date, and is based on the number and the principal balances of such Mortgage Loans as of such date. It is expected that, with respect to the Statistical
                               Pool, (a) additional Mortgage Loans will be delivered to the Trust on the Closing Date and during the Funding Period, and (b) certain
                               Mortgage Loans may be deleted from the
                               Statistical Pool, to create the pool of
                               Mortgage Loans delivered to the Trust on the Closing Date. Nothwithstanding any such additions or deletions, the characteristics of the pool of Mortgage Loans delivered to the Trust on the Closing Date are not expected to differ materially from the characteristics of the Statistical Pool described herein. See the attached collateral descriptions for additional information.

                               As of the Statistical Pool Calculation Date, the aggregate principal balance of the Mortgage Loans in the Statistical Pool was approximately $1,410,312,645.

Pre-Funded Amount:             On the Closing Date, an amount (the "Pre-Funded
                               Amount") equal to the difference, if any, between (a) the original Note principal balance minus the Initial Undercollateralization Amount and (b) the Cut-off Date Balance of the Mortgage Loans delivered to the Trust on the Closing Date will be deposited into an account
                               (the "Pre-Funding Account") held with the Indenture Trustee. The amount of this deposit will not exceed 25% of the original Note principal balance. During the period commencing on the Closing Date and ending on July 31, 2002
                               (the "Funding Period"), these funds are
                               expected to be used to acquire additional
                               Mortgage Loans (the "Subsequent Loans") that are not included in the pool of Mortgage Loans delivered to the Trust on the Closing Date. Any funds remaining in the Pre-Funding Account at the end of the Funding Period will be used to prepay the Notes on the first Payment Date.

Cut-off Date Balance:          The aggregate unpaid principal balance of the
                               Mortgage Loans as of the Cut-off Date.

HELOC Amortization:            The Mortgage Loans, which may be drawn upon
                               generally for a period (the "Draw Period") of five (5) years (which, in most cases, may be extendible for an additional five (5) years with Countrywide's approval). HELOCs are generally subject to a fifteen (15) year repayment period following the end of the Draw
                               Period during which the outstanding principal balance of the Mortgage Loan will be repaid in monthly installments equal to 1/180 of the outstanding principal balance as of the end of the Draw Period. A relatively small number of HELOCs are subject to a ten (10) year repayment period following the Draw Period during which the outstanding principal balance of the Mortgage Loan will be repaid in monthly installments equal to 1/120 of the outstanding principal balance as of the end of the Draw
                               Period.


-------------------------------------------------------------------------------
You may use this information for discussion purposes only and not to make an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by the final Prospectus. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the final Prospectus. The information set forth herein outlines a proposed transaction which is subject to change and is based on information concerning the trust collateral, which Deutsche Bank Securities Inc. believes to be reliable. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. Recipients must read the information contained in the attached statement on page 1. Do not use or rely on this information if you have not received or reviewed the statement.
If you have not received the statement, call your DBSI account representative for another copy.

Deutsche Bank [LOGO]                                Computational Materials for
                           CWABS Master Trust (for the Series 2002-D Subtrust)
--------------------------------------------------------------------------------

The Notes
---------

Description
of the Notes:                  The Notes will be issued by CWABS Master Trust
                               (for the Series 2002-D Subtrust) (the "Trust").
                               As of the Closing Date, the aggregate Note principal balance will be $1,500,000,000, which amount represents approximately 101.50% of the Cut-off Date Balance of the Mortgage Loans delivered to the Trust on the Closing Date plus the original Pre-Funded Amount. The "Initial
                               Undercollateralization Amount" with respect to the Notes will equal approximately 1.50% of the aggregate Note principal balance as of the Closing Date.

Federal Tax Status:            It is  anticipated that the Notes will be
                               treated as debt instruments for federal income tax purposes.

Registration:                  The Notes will be available in book-entry form
                               through DTC, Clearstream, Luxembourg and the Euroclear System.

Transferor Interest:           For the Closing Date or any Payment Date, the
                               aggregate undivided beneficial interest of the transferor in the subtrust created by the trust supplement under which the Notes are issued, calculated as the excess of (i) the aggregate principal balance of the Mortgage Loans as of the close of business on the day before such date, plus any funds in the Pre-Funded Account, over (ii) the aggregate Note principal balance on such date. As of the Closing Date, the Transferor Interest is expected to be equal to the product of (a) the original aggregate Note principal balance multiplied by (b) approximately -1.50%. The Transferor Interest is not being offered.

Note Rate:                     Except as noted below,  the Notes will accrue
                               interest during each Interest Accrual Period at a rate equal to the least of: (a) one-month
                               LIBOR, plus [0.xx]%, (b) the Net WAC on the
                               Mortgage Loans, and (c) [16.00]%, weighted on the basis of the daily average balance of each Mortgage Loan during the related billing cycle before the Collection Period relating to the Payment Date. With respect to the initial
                               Interest Accrual Period only, the rate
                               calculated in clause (a) above will be based on an interpolated mid-point LIBOR (using the 1-month and 2-month LIBOR as benchmarks).

Net WAC: The "Net WAC" with respect to the Mortgage Loans is the weighted average of the mortgage rates on the Mortgage Loans, less (i) the servicing fee rate and (ii) the rate at which the premium payable to the Note Insurer is calculated.

Basis Risk Carryforward:       On any Payment Date for which the note rate for
                               the Notes has been determined based on the Net
                               WAC, the excess of: (a) the amount of interest that would have accrued on the Notes during the related Interest Accrual Period but for application of the Net WAC, over (b) the amount of interest which actually accrued on the Notes during such period, will be paid on subsequent
                               Payment Dates together with accrued interest thereon, to the extent funds are available therefor as set forth in "Distributions of Interest Collections" below.

Distributions of Interest
Collections:                   Investor interest collections are to be applied
                               in the following order of priority:

                               1. Note insurance policy premium of the Note
                                  Insurer;

-------------------------------------------------------------------------------
You may use this information for discussion purposes only and not to make an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by the final Prospectus. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the final Prospectus. The information set forth herein outlines a proposed transaction which is subject to change and is based on information concerning the trust collateral, which Deutsche Bank Securities Inc. believes to be reliable. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. Recipients must read the information contained in the attached statement on page 1. Do not use or rely on this information if you have not received or reviewed the statement.
If you have not received the statement, call your DBSI account representative for another copy.

Deutsche Bank [LOGO]                                Computational Materials for
                           CWABS Master Trust (for the Series 2002-D Subtrust)
--------------------------------------------------------------------------------

                               2. Accrued monthly interest at the Note Rate,
                                  as calculated above, together with any
                                  overdue accrued monthly interest from prior
                                  Interest Accrual Periods;
                               3. Investor Loss Amounts for such Payment Date;
                               4. Investor Loss Amounts for previous Payment
                                  Dates to the extent not previously
                                  reimbursed;
                               5. Reimbursement to the Note Insurer for prior
                                  draws on its insurance policy (with interest thereon);
                               6. Payment of the Accelerated Principal Payment
                                  Amount;
                               7. Payment of any other amounts owed to the
                                  Note Insurer pursuant to its insurance
                                  policy;
                               8. Payment to the Master Servicer of amounts
                                  for which the Master Servicer is entitled pursuant to the sale and servicing agreement;
                               9. Payment of any Basis Risk Carryforward; and
                               10. Any excess cash flow to the holder of the
                                  Transferor Interest.

Distributions of Principal
Collections:                   Collections of principal are to be applied to
                               the Notes in the following order of priority:

                               1. During the Managed Amortization Period, the
                                  amount of principal payable to the holder of the Notes for each Payment Date will equal, to the extent funds are available therefor, the lesser of (a) the product of (i) the Investor Fixed Allocation Percentage, and
                                  (ii) principal collections relating to such Payment Date (such product, the "Maximum Principal Payment"), and (b) principal collections for the related Payment Date less the sum of additional balances created from new draws on the Mortgage Loans during the related Collection Period (but not less than zero).

                                  The "Managed Amortization Period" shall mean the period beginning on the Closing Date and, unless a Rapid Amortization Event (i.e., certain events of default or other material non-compliance by the Sponsor under the terms of the related transaction documents) shall have earlier occurred, through and including the Payment Date in July 2007.

                                  The "Investor Fixed Allocation Percentage" shall be, for any Payment Date on which: (i) the Transferor Interest is less than or equal to 0%, 100%; (ii) the Transferor Interest is greater than 0%, but less than the Required Transferor Subordinated Amount, 100% minus the percentage obtained by dividing (a) the amount of the Transferor Interest at the beginning of the related Collection Period by (b) (x) the aggregate principal balance of the Mortgage Loans at the beginning of such Collection Period plus
                                  (y) the amount of funds in the Pre-Funding
                                  Account, if any; and (iii) the Transferor
                                  Interest equals or exceeds the Required
                                  Transferor Subordinated Amount, 99.50%.

                               2. After the Managed Amortization Period, the
                                  amount of principal payable to the holders of the Notes will be equal to the Maximum Principal Payment.

Credit Enhancement:            The Trust will include the following mechanisms,
                               each of which is intended to provide credit support for the Notes:

                               1. Surety Wrap. MBIA will issue a Note
                                  insurance policy which will guarantee the timely payment of interest and the ultimate payment of principal to the

-------------------------------------------------------------------------------
You may use this information for discussion purposes only and not to make an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by the final Prospectus. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the final Prospectus. The information set forth herein outlines a proposed transaction which is subject to change and is based on information concerning the trust collateral, which Deutsche Bank Securities Inc. believes to be reliable. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. Recipients must read the information contained in the attached statement on page 1. Do not use or rely on this information if you have not received or reviewed the statement.
If you have not received the statement, call your DBSI account representative for another copy.

Deutsche Bank [LOGO]                                Computational Materials for
                           CWABS Master Trust (for the Series 2002-D Subtrust)
--------------------------------------------------------------------------------

                               holders of the Notes. The policy does not cover payment of Basis Risk Carryforward or other shortfalls resulting from prepayments or the application of the Soldiers' and Sailors' Civil Relief Act of 1940.

                               2. Excess Interest Collections. The related
                                  investor interest collections minus the sum of (a) the interest paid to the Notes, (b) the servicing fee retained by the Master Servicer, and (c) the Note insurance policy premium paid to the Note Insurer.

                               3. Limited Subordination of Transferor Interest
                                  (Overcollateralization). A portion of the
                                  Transferor Interest will be available to provide limited protection against Investor Loss Amounts up to the Available Transferor Subordinated Amount.

                                  An "Investor Loss Amount" with respect to any Payment Date will equal the product of the Investor Floating Allocation Percentage and the aggregate Liquidation Loss Amount on the Mortgage Loans for such Payment Date. The "Investor Floating Allocation Percentage" for any payment date is the lesser of 100% and a fraction (i) whose numerator is the princpal balance of the Notes and (ii) denominator is the aggregate principal balance of the Mortgage Loans at the beginning of the related Collection Period, plus the amount of funds in the Pre-Funding Account, if any. The "Liquidated Loss Amount" for any liquidated Mortgage Loan is its unrecovered principal balance at the end of the Collection Period in which the Mortgage Loan became a liquidated Mortgage Loan, after giving effect to its net liquidation proceeds.

                                  The "Available Transferor Subordinated
                                  Amount" is, for any Payment Date, the lesser of the Transferor Principal Balance and the Required Transferor Subordinated Amount. The "Transferor Principal Balance" is, for any date of determination, (a) the aggregate principal balance of the Mortgage Loans at the close of the prior day, minus (b) the aggregate Note principal balance reduced by the aggregate of amounts actually distributed as principal on the Notes through the close of business on such date of determination. The "Required Transferor Subordinated Amount" will initially equal, in the aggregate, approximately 0.50% of the Cut-off Date Balance of the Mortgage Loans delivered to the Trust on the Closing Date, plus the original Pre-Funded Amount.

                                  The transaction documents require that the Transferor Interest be increased to, and thereafter maintained at, the Required Transferor Subordinated Amount. Because the Transferor Interest as of the Closing Date is less than the initial Required Transferor Subordinated Amount, the Transferor Interest will increase on future Payment Dates until it equals the Required Transferor Subordinated Amount. Certain investor interest collections for the Notes will be applied as a payment of principal of the Notes as described above on each Payment Date to decrease the aggregate Note principal balance relative to the aggregate principal balance of the Mortgage Loans, until such differential equals an amount equal to the Required Transferor Subordinated Amount for such Payment Date (such amount so applied, the "Accelerated Principal Payment Amount").

                                  The Note Insurer may permit the Required
                                  Transferor Subordinated Amount for the notes to decrease or "step down" over time, subject to certain floors and

-------------------------------------------------------------------------------
You may use this information for discussion purposes only and not to make an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by the final Prospectus. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the final Prospectus. The information set forth herein outlines a proposed transaction which is subject to change and is based on information concerning the trust collateral, which Deutsche Bank Securities Inc. believes to be reliable. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. Recipients must read the information contained in the attached statement on page 1. Do not use or rely on this information if you have not received or reviewed the statement.
If you have not received the statement, call your DBSI account representative for another copy.

Deutsche Bank [LOGO]                                Computational Materials for
                           CWABS Master Trust (for the Series 2002-D Subtrust)
--------------------------------------------------------------------------------


                                  triggers. Such decrease may result in a
                                  release of cash from the Trust or result in the removal of cash or mortgage loans from the Trust on Payment Dates occurring after the step-downs take effect.






           [DM Sensitivity Tables, Available Funds Rate Schedule and
                         Collateral Tables to follow]


-------------------------------------------------------------------------------
You may use this information for discussion purposes only and not to make an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by the final Prospectus. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the final Prospectus. The information set forth herein outlines a proposed transaction which is subject to change and is based on information concerning the trust collateral, which Deutsche Bank Securities Inc. believes to be reliable. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. Recipients must read the information contained in the attached statement on page 1. Do not use or rely on this information if you have not received or reviewed the statement.
If you have not received the statement, call your DBSI account representative for another copy.

Deutsche Bank [LOGO]                                Computational Materials for
                           CWABS Master Trust (for the Series 2002-D Subtrust)
--------------------------------------------------------------------------------

         CWABS Master Trust (for the Series 2002-D Subtrust), Class A

                          Price-DM Sensitivity Report


                    Settlement:                        6/28/2002
                    Class Balance:                     $[1,500,000,000]
                    Next Payment Date:                 August, 2002
                    Accrued Interest Days:             0
                    Draw Rate:                         20%
                    Call:                              NO



----------------------------------------------------------------------------------------------------------------
                   27% CPR        32% CPR         37% CPR          42% CPR          47% CPR         52% CPR
----------------------------------------------------------------------------------------------------------------
 DM @ 100-00       0.23000        0.23000         0.23000          0.23000          0.23000         0.23000
================================================================================================================
 WAL (yr)            5.91           4.56            3.61             2.91            2.39            1.99
 MDUR (yr)           5.39           4.21            3.37             2.74            2.27            1.90
 First Prin Pay      8/02           8/02            8/02             8/02            8/02            8/02
 Last Prin Pay       9/23           2/21           10/18             9/16            12/14           6/13
----------------------------------------------------------------------------------------------------------------




         CWABS Master Trust (for the Series 2002-D Subtrust), Class A

                          Price-DM Sensitivity Report


                    Settlement:                        6/28/2002
                    Class Balance:                     $[1,500,000,000]
                    Next Payment Date:                 August 15, 2002
                    Accrued Interest Days:             0
                    Draw Rate:                         20%
                    Call:                              YES


----------------------------------------------------------------------------------------------------------------
                   27% CPR        32% CPR         37% CPR          42% CPR          47% CPR         52% CPR
----------------------------------------------------------------------------------------------------------------
 DM @ 100-00       0.23000        0.23000         0.23000          0.23000          0.23000         0.23000
================================================================================================================
 WAL (yr)            5.67           4.34            3.41             2.74            2.24            1.85
 MDUR (yr)           5.21           4.04            3.20             2.60            2.14            1.77
 First Prin Pay      8/02           8/02            8/02             8/02            8/02            8/02
 Last Prin Pay       3/13           5/11           12/09            11/08            12/07           2/07
----------------------------------------------------------------------------------------------------------------




        [Available Funds Rate Schedule and Collateral Tables to follow]





-------------------------------------------------------------------------------
You may use this information for discussion purposes only and not to make an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by the final Prospectus. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the final Prospectus. The information set forth herein outlines a proposed transaction which is subject to change and is based on information concerning the trust collateral, which Deutsche Bank Securities Inc. believes to be reliable. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. Recipients must read the information contained in the attached statement on page 1. Do not use or rely on this information if you have not received or reviewed the statement.
If you have not received the statement, call your DBSI account representative for another copy.

Deutsche Bank [LOGO]                                Computational Materials for
                           CWABS Master Trust (for the Series 2002-D Subtrust)
--------------------------------------------------------------------------------


                                                  Available Funds Rate Schedule(1)
                                                  --------------------------------

                           Available          Available                                 Available         Available
      Period             Funds Rate%(2)     Funds Rate%(3)                 Period     Funds Rate%(2)    Funds Rate%(3)
      ------            ---------------     --------------                 ------     --------------    --------------
        1                  2.12729            2.12729                        46         5.54146           15.63877
        2                  3.30608            3.43023                        47         5.36270           15.13430
        3                  3.41908            3.54349                        48         5.54146           15.63877
        4                  5.71209           15.22008                        49         5.36270           15.13430
        5                  5.92022           15.76647                        50         5.36270           15.13430
        6                  5.74801           15.30520                        51         5.54146           15.63877
        7                  5.76615           15.34598                        52         5.36270           15.13430
        8                  6.40460           17.03697                        53         5.54146           15.63877
        9                  5.80502           15.44802                        54         5.36270           15.13430
        10                 6.01892           16.01044                        55         5.36270           15.13430
        11                 5.82792           15.54698                        56         5.93728           16.75583
        12                 6.02292           16.08162                        57         5.36270           15.13430
        13                 5.34242           15.07783                        58         5.54146           15.63877
        14                 5.34310           15.07974                        59         5.36270           15.13430
        15                 5.52193           15.58441                        60         5.54146           15.63877
        16                 5.34451           15.08367                        61         5.36224           15.13392
        17                 5.52342           15.58855                        62         5.36209           15.13381
        18                 5.34598           15.08776                        63         5.54068           15.63815
        19                 5.34674           15.08986                        64         5.36181           15.13358
        20                 5.71631           16.13284                        65         5.54039           15.63791
        21                 5.34830           15.09420                        66         5.36152           15.13335
        22                 5.52740           15.59965                        67         5.36138           15.13323
        23                 5.34992           15.09872                        68         5.73097           16.17678
        24                 5.52911           15.60441                        69         5.36109           15.13300
        25                 5.35161           15.10341                        70         5.53965           15.63731
        26                 5.35248           15.10583                        71         5.36080           15.13277
        27                 5.53181           15.61191                        72         5.53935           15.63707
        28                 5.35427           15.11082                        73         5.36052           15.13254
        29                 5.53370           15.61717                        74         5.36037           15.13242
        30                 5.35613           15.11601                        75         5.53890           15.63671
        31                 5.35709           15.11868                        76         5.36008           15.13219
        32                 5.93215           16.74155                        77         5.53861           15.63647
        33                 5.35907           15.12418                        78         5.35980           15.13196
        34                 5.53876           15.63125                        79         5.35965           15.13184
        35                 5.36113           15.12991                        80         5.93374           16.75298
        36                 5.54093           15.63729                        81         5.35937           15.13161
        37                 5.36270           15.13430                        82         5.53786           15.63587
        38                 5.36270           15.13430                        83         5.35908           15.13137
        39                 5.54146           15.63877                        84         5.53756           15.63563
        40                 5.36270           15.13430                        85         5.35879           15.13114
        41                 5.54146           15.63877                        86         5.35864           15.13103
        42                 5.36270           15.13430                        87         5.53712           15.63527
        43                 5.36270           15.13430                        88         5.35836           15.13079
        44                 5.93728           16.75583                        89         5.53682           15.63503
        45                 5.36270           15.13430


(1) Gross weighted average coupon on collateral less the (i) servicing fee rate and (ii) Note Insurer premium, adjusted to an actual/360 basis.

(2) Assumes that the Prime Rate remains constant at 4.7500% and the collateral is run at the Pricing Prepayment Speed to call.

(3) Assumes that the Prime Rate instantaneously increases by 1000 basis points and the collateral is run at the Pricing Prepayment Speed to call.


-------------------------------------------------------------------------------
You may use this information for discussion purposes only and not to make an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by the final Prospectus. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the final Prospectus. The information set forth herein outlines a proposed transaction which is subject to change and is based on information concerning the trust collateral, which Deutsche Bank Securities Inc. believes to be reliable. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. Recipients must read the information contained in the attached statement on page 1. Do not use or rely on this information if you have not received or reviewed the statement.
If you have not received the statement, call your DBSI account representative for another copy.

Deutsche Bank [LOGO]                                Computational Materials for
                           CWABS Master Trust (for the Series 2002-D Subtrust)
--------------------------------------------------------------------------------


                                            Summary of Mortgage Loans in Statistical Pool

                                              (As of Statistical Pool Calculation Date)




                                                                                                                Range
                                                                                                                -----


         Aggregate Principal Balance                                            $1,410,312,645

         Aggregate Credit Limit                                                 $1,890,248,676

         WA Coupon (Gross)                                                               4.087%             3.250% to 11.125%

         WA Margin (Gross)                                                               1.865%            -1.500% to 7.000%

         WA Maximum Rate                                                                17.885%            5.750% to 21.750%

         Average Principal Balance                                                      $30,976                $0 to $1,000,000

         Average Credit Limit                                                           $41,517            $4,500 to $1,000,000

         WA Remaining Term to Scheduled Maturity (months)                                   296               110 to 302

         WA Combined Loan-to-Value Ratio                                                 82.08%             5.00% to 100.00%

         Average Credit Utilization Rate                                                 75.38%             0.00% to 100.00%

                                                                                                        05/29/01 to 06/17/02
         Origination Period

         Percentage of Pool Secured by: 1st Liens                                         9.26%

         Percentage of Pool Secured by: 2nd Liens                                        90.74%

         WA Months to First Roll                                                            2.60

         WA FICO                                                                             719

         WA Second Mortgage Ratio                                                          30.80%          1.00% to 100.00%

Top 5 States:    Prop Types:         Doc Types:                     Appr Types:           Occ Codes        Delinq Status
------------     ----------          ---------                      ----------            ---------        -------------
CA: 32.82%       SinglFam: 76.09%    ALT DOCS: 41.07%               Full: 78.23%          Own: 98.18%      CURRENT: 100.00%

CO: 5.52%        PUD: 16.75%         FULL DOC: 28.41%               Drive By: 10.38%      Non: 1.26%

FL: 5.19%        Lo Condo: 6.20%     SUPERSTREAMLI: 11.45%          Streamline: 7.36%     2nd: 0.56%

IL: 4.20%        2-4Units: 0.96%     STREAMLI: 11.16%               Stated: 2.22%

MI: 3.67%                            REDUCED: 7.91%                 AS400: 1.01%



-------------------------------------------------------------------------------
You may use this information for discussion purposes only and not to make an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by the final Prospectus. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the final Prospectus. The information set forth herein outlines a proposed transaction which is subject to change and is based on information concerning the trust collateral, which Deutsche Bank Securities Inc. believes to be reliable. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. Recipients must read the information contained in the attached statement on page 1. Do not use or rely on this information if you have not received or reviewed the statement.
If you have not received the statement, call your DBSI account representative for another copy.

Deutsche Bank [LOGO]                                Computational Materials for
                           CWABS Master Trust (for the Series 2002-D Subtrust)
--------------------------------------------------------------------------------

                               Collateral Tables

     The sum of the columns below may not equal the total indicated due to rounding. The following tables describe the statistical calculation pool mortgage loans and the related mortgage properties based upon the statistical calculation pool as of the close of business on the Statistical Calculation Date.


                                                         Principal Balances

                                                                                           Percentage of Statistical
                                            Number of Initial      Aggregate Unpaid        Calculation Date Aggregate
     Range of Principal Balances ($)         Mortgage Loans       Principal Balance             Principal Balance
----------------------------------------  -------------------  -----------------------  ------------------------------
      0.00 to    10,000.00..............          10,392              $45,070,706                      3.2%
 10,000.01 to    20,000.00..............          10,772              168,382,365                    11.94
 20,000.01 to    30,000.00..............           9,307              236,295,599                    16.75
 30,000.01 to    40,000.00..............           5,175              181,422,120                    12.86
 40,000.01 to    50,000.00..............           3,609              165,804,363                    11.76
 50,000.01 to    60,000.00..............           1,623               89,853,787                     6.37
 60,000.01 to    70,000.00..............           1,098               71,827,436                     5.09
 70,000.01 to    80,000.00..............             799               60,216,348                     4.27
 80,000.01 to    90,000.00..............             508               43,440,402                     3.08
 90,000.01 to   100,000.00..............             749               73,192,528                     5.19
100,000.01 to   125,000.00..............             416               47,184,344                     3.35
125,000.01 to   150,000.00..............             508               72,502,916                     5.14
150,000.01 to   175,000.00..............             104               17,063,877                     1.21
175,000.01 to   200,000.00..............             113               21,590,181                     1.53
200,000.01 to   225,000.00..............              53               11,352,617                     0.80
225,000.01 to   250,000.00..............              58               14,134,737                     1.00
250,000.01 to   275,000.00..............              41               10,731,559                     0.76
275,000.01 to   300,000.00..............              66               19,427,799                     1.38
300,000.01 to   325,000.00..............              16                5,019,597                     0.36
325,000.01 to   350,000.00..............              20                6,852,890                     0.49
350,000.01 to   375,000.00..............              14                5,155,984                     0.37
375,000.01 to   400,000.00..............              19                7,528,717                     0.53
400,000.01 to   425,000.00..............               7                2,910,065                     0.21
425,000.01 to   450,000.00..............              12                5,244,952                     0.37
450,000.01 to   475,000.00..............               4                1,857,027                     0.13
475,000.01 to   500,000.00..............              29               14,466,038                     1.03
525,000.01 to   550.000.00..............               3                1,612,400                     0.11
575,000.01 to   600,000.00..............               4                2,379,300                     0.17
625,000.01 to   650,000.00..............               1                  630,000                     0.04
650,000.01 to   675,000.00..............               2                1,327,991                     0.09
675,000.01 to   700,000.00..............               2                1,380,000                     0.10
700,000.01 to   725,000.00..............               1                  725,000                     0.05
775,000.01 to   800,000.00..............               1                  778,000                     0.06
950,000.01 to   975,000.00..............               1                  956,000                     0.07
975,000.01 to 1,000,000.00..............               2                1,995,000                     0.14
                                           -------------------  -----------------------  ------------------------------
     Total                                        45,529           $1,410,312,645                   100.00%
                                           ===================  ======================== ==============================

     As of the Statistical Calculation Date, the average principal balance of the Mortgage Loans was approximately $30,976.


                                                            Loan Programs

                                                                                          Percentage of Statistical
                                           Number of Initial      Aggregate Unpaid        Calculation Date Aggregate
               Description                  Mortgage Loans       Principal Balance             Principal Balance
----------------------------------------  -------------------  -----------------------  ------------------------------
5 Yr Draw, 5 Yr Repay.................                78              $1,499,257                    0.11%
5 Yr Draw, 10 Yr Repay................               474              18,864,585                    1.34
10 Yr Draw, 10 Yr Repay...............               654              13,791,489                    0.98
10 Yr Draw, 15 Yr Repay...............            44,050           1,368,480,509                   97.03
15 Yr Draw, 0 Yr Repay................                12                 308,951                    0.02
15 Yr Draw, 10 Yr Repay...............               261               7,367,855                    0.52
                                           -------------------  -----------------------  ------------------------------
         Total                                    45,529          $1,410,312,645                 100.00%
                                           ===================  ======================== ==============================



-------------------------------------------------------------------------------
You may use this information for discussion purposes only and not to make an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by the final Prospectus. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the final Prospectus. The information set forth herein outlines a proposed transaction which is subject to change and is based on information concerning the trust collateral, which Deutsche Bank Securities Inc. believes to be reliable. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. Recipients must read the information contained in the attached statement on page 1. Do not use or rely on this information if you have not received or reviewed the statement.
If you have not received the statement, call your DBSI account representative for another copy.

Deutsche Bank [LOGO]                                Computational Materials for
                           CWABS Master Trust (for the Series 2002-D Subtrust)
--------------------------------------------------------------------------------


                                                Loan Rates

                                                                                            Percentage of
                                                                                             Statistical
                                                                                          Calculation Date
                                          Number of Initial      Aggregate Unpaid       Aggregate Principal
Range of Loan Rates (%)                    Mortgage Loans       Principal Balance             Balance
-----------------------                   -----------------     -----------------       -------------------
 3.001 -  3.500................                     10           $      601,171                 0.04%
 3.501 -  4.000................                 42,038            1,250,872,101                88.69
 4.001 -  4.500................                    129                3,893,341                 0.28
 4.501 -  5.000................                     32                1,373,415                 0.10
 5.001 -  5.500................                    407               24,440,624                 1.73
 5.501 -  6.000................                    396               25,232,193                 1.79
 6.001 -  6.500................                    335               12,279,855                 0.87
 6.501 -  7.000................                    406               16,775,690                 1.19
 7.001 -  7.500................                  1,058               50,589,999                 3.59
 7.501 -  8.000................                    173                6,374,761                 0.45
 8.001 -  8.500................                    348               11,878,696                 0.84
 8.501 -  9.000................                     97                2,766,267                 0.20
 9.001 -  9.500................                     62                2,120,070                 0.15
 9.501 - 10.000................                      7                  208,115                 0.01
10.001 - 10.500................                      3                   42,059                 0.00
10.501 - 11.000................                     19                  578,590                 0.04
11.001 - 11.500................                      9                  285,697                 0.02
                                          -----------------     -----------------       -------------------
     Total                                      45,529           $1,410,312,645               100.00%
                                          =================     =================       ===================

     As of the Statistical Calculation Date, the weighted average loan rate on the Mortgage Loans was approximately 4.087%.




                                               Months Remaining to Scheduled Maturity

                                                                                           Percentage of
                                                                                            Statistical
                                                                                         Calculation Date
                                          Number of Initial      Aggregate Unpaid       Aggregate Principal
Range of Months Remaining to Maturity      Mortgage Loans       Principal Balance             Balance
-------------------------------------     -----------------     -----------------       -------------------
109 - 120............................              78            $    1,499,257                  0.11%
169 - 180............................             486                19,173,536                  1.36
229 - 240............................             654                13,791,489                  0.98
277 - 288............................               6                   146,266                  0.01
289 - 300............................          43,067             1,337,511,290                 94.84
301 - 312............................           1,238                38,190,807                  2.71
                                          -----------------     -----------------       -------------------
    Total                                      45,529            $1,410,312,645                100.00%
                                          =================     =================       ===================

     As of the Statistical Calculation Date, the weighted average remaining months to scheduled maturity of the Mortgage Loans was approximately 296.

     The above table assumes that the Draw Period for the Statistical Calculation Date Mortgage Loans with (a) five year Draw Periods and fifteen year repayment periods will be extended for an additional five years and (b) five year Draw Periods and ten year repayment periods will not be extended.


-------------------------------------------------------------------------------
You may use this information for discussion purposes only and not to make an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by the final Prospectus. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the final Prospectus. The information set forth herein outlines a proposed transaction which is subject to change and is based on information concerning the trust collateral, which Deutsche Bank Securities Inc. believes to be reliable. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. Recipients must read the information contained in the attached statement on page 1. Do not use or rely on this information if you have not received or reviewed the statement.
If you have not received the statement, call your DBSI account representative for another copy.

Deutsche Bank [LOGO]                                Computational Materials for
                           CWABS Master Trust (for the Series 2002-D Subtrust)
--------------------------------------------------------------------------------

     The combined loan-to-value ratio in the following table is a fraction whose numerator is the sum of (i) the credit limit of the Mortgage Loans and
(ii) any outstanding principal balances of mortgage loans or of equal priority to the Mortgage Loans (calculated generally at the date of origination of the Mortgage Loans) and whose denominator is the lesser of (i) the appraised value of the related mortgage property as stated in loan files at the date of origination or (ii) in the case of a mortgaged property purchased within one year of the origination of the related Mortgage Loan, the purchase price of the mortgaged property.



                                             Combined Loan-to-Value Ratios (%)

                                                                                             Percentage of
                                                                                              Statistical
                                                                                            Calculation Date
                                            Number of Initial      Aggregate Unpaid       Aggregate Principal
Range of Combined Loan-to-Value Ratio (%)    Mortgage Loans       Principal Balance             Balance
----------------------------------------    -----------------     -----------------       -------------------
     0 -  10.00.........................             184            $    4,674,306                0.33%
 10.01 -  20.00.........................             454                17,639,208                1.25
 20.01 -  30.00.........................             348                15,845,805                1.12
 30.01 -  40.00.........................             556                20,973,087                1.49
 40.01 -  50.00.........................             903                39,146,122                2.78
 50.01 -  60.00.........................           1,554                51,496,280                3.65
 60.01 -  70.00.........................           4,051               136,066,423                9.65
 70.01 -  80.00.........................           6,572               245,019,450               17.37
 80.01 -  90.00.........................          17,482               462,528,104               32.80
 90.01 - 100.00.........................          13,423               416,844,541               29.56
100.01 - 110.00.........................               2                    79,318                0.01
                                            -----------------     -----------------       -------------------
     Total                                        45,529            $1,410,312,645              100.00%
                                            =================     =================       ===================

     As of the Statistical Calculation Date, the weighted average combined loan-to-value ratio of the Mortgage Loans was approximately 82.08%.



-------------------------------------------------------------------------------
You may use this information for discussion purposes only and not to make an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by the final Prospectus. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the final Prospectus. The information set forth herein outlines a proposed transaction which is subject to change and is based on information concerning the trust collateral, which Deutsche Bank Securities Inc. believes to be reliable. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. Recipients must read the information contained in the attached statement on page 1. Do not use or rely on this information if you have not received or reviewed the statement.
If you have not received the statement, call your DBSI account representative for another copy.

Deutsche Bank [LOGO]                                Computational Materials for
                           CWABS Master Trust (for the Series 2002-D Subtrust)
--------------------------------------------------------------------------------

     The geographic location used for the following table is determined by the address of the mortgaged property securing the related Mortgage Loan.


                                                       Geographic Distribution

                                                                                           Percentage of
                                                                                            Statistical
                                                                                          Calculation Date
                                           Number of Initial     Aggregate Unpaid       Aggregate Principal
                 State                      Mortgage Loans      Principal Balance             Balance
-------------------------------------     -----------------     -----------------       -------------------
Alabama..............................              600           $   12,418,395                0.88%
Alaska...............................               86                2,885,911                0.20
Arizona..............................            1,307               37,596,531                2.67
California...........................           11,514              462,860,599               32.82
Colorado.............................            2,150               77,852,208                5.52
Connecticut..........................              479               15,998,245                1.13
Delaware.............................               63                1,815,222                0.13
District of Columbia.................               45                1,381,328                0.10
Florida..............................            2,738               73,146,193                5.19
Georgia..............................            1,356               41,941,099                2.97
Hawaii...............................              335               13,490,584                0.96
Idaho................................              473               11,929,484                0.85
Illinois.............................            1,935               59,269,736                4.20
Indiana..............................              665               13,944,602                0.99
Iowa.................................              259                5,155,100                0.37
Kansas...............................              561               13,069,553                0.93
Kentucky.............................              400               11,935,331                0.85
Louisiana............................              353                7,528,560                0.53
Maine................................              120                2,909,473                0.21
Maryland.............................              671               19,332,338                1.37
Massachusetts........................            1,161               37,884,719                2.69
Michigan.............................            2,061               51,742,949                3.67
Minnesota............................              696               18,762,915                1.33
Mississippi..........................              125                2,538,052                0.18
Missouri.............................              850               19,051,636                1.35
Montana..............................              182                3,665,473                0.26
Nebraska.............................              129                3,458,410                0.25
Nevada...............................              732               23,877,487                1.69
New Hampshire........................              225                5,488,783                0.39
New Jersey...........................            1,326               42,640,428                3.02
New Mexico...........................              256                6,670,362                0.47
New York.............................            1,116               37,726,930                2.68
North Carolina.......................            1,055               24,369,000                1.73
North Dakota.........................               29                  566,285                0.04
Ohio.................................            1,252               27,103,661                1.92
Oklahoma.............................              427               10,135,531                0.72
Oregon...............................              703               20,311,961                1.44
Pennsylvania.........................            1,408               32,235,794                2.29
Rhode Island.........................              119                3,417,664                0.24
South Carolina.......................              324                7,554,846                0.54
South Dakota.........................               28                  481,993                0.03
Tennessee............................              657               14,535,457                1.03
Texas................................              145                4,339,151                0.31
Utah.................................              825               23,694,743                1.68
Vermont..............................               35                  974,882                0.07
Virginia.............................              822               23,611,799                1.67
Washington...........................            1,579               51,344,389                3.64
West Virginia........................               81                1,616,468                0.11
Wisconsin............................              912               19,436,896                1.38
Wyoming..............................              159                4,613,491                0.33
                                          -----------------     -----------------       ------------------
     Total...........................           45,529           $1,410,312,645              100.00%
                                          =================     =================       ==================


-------------------------------------------------------------------------------
You may use this information for discussion purposes only and not to make an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by the final Prospectus. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the final Prospectus. The information set forth herein outlines a proposed transaction which is subject to change and is based on information concerning the trust collateral, which Deutsche Bank Securities Inc. believes to be reliable. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. Recipients must read the information contained in the attached statement on page 1. Do not use or rely on this information if you have not received or reviewed the statement.
If you have not received the statement, call your DBSI account representative for another copy.

Deutsche Bank [LOGO]                                Computational Materials for
                           CWABS Master Trust (for the Series 2002-D Subtrust)
--------------------------------------------------------------------------------


                                            Range of Credit Scores for the Mortgage Loans

                                                                                           Percentage of
                                                                                            Statistical
                                                                                          Calculation Date
                                          Number of Initial     Aggregate Unpaid        Aggregate Principal
        Range of Credit Scores             Mortgage Loans       Principal Balance             Balance
-------------------------------------     -----------------     -----------------       -------------------
821 - 840............................                 8          $      244,300                  0.02%
801 - 820............................               587              19,021,898                  1.35
781 - 800............................             3,421             100,249,686                  7.11
761 - 780............................             5,566             166,194,615                 11.78
741 - 760............................             6,290             185,959,524                 13.19
721 - 740............................             6,526             205,082,329                 14.54
701 - 720............................             7,420             230,588,806                 16.35
681 - 700............................             6,218             203,535,544                 14.43
661 - 680............................             5,472             178,096,097                 12.63
641 - 660............................             2,291              71,677,100                  5.08
621 - 640............................             1,594              45,001,371                  3.19
601 - 620............................               111               3,682,009                  0.26
581 - 600............................                14                 414,737                  0.03
561 - 580............................                 6                 220,229                  0.02
541 - 560............................                 2                 173,500                  0.01
521 - 540............................                 3                 170,900                  0.01
                                          -----------------     -----------------       -------------------
     Total                                       45,529          $1,410,312,645                100.00%
                                          =================     =================       ===================

     As of the Statistical Calculation Date, the weighted average credit score (where available) of the Mortgage Loans was approximately 719.




                                                            Property Type

                                                                                           Percentage of
                                                                                            Statistical
                                                                                          Calculation Date
                                          Number of Initial      Aggregate Unpaid       Aggregate Principal
             Description                   Mortgage Loans       Principal Balance             Balance
-------------------------------------     -----------------     -----------------       -------------------
Single Family........................           35,414           $1,073,056,789                76.09%
Planned Unit Development (PUD).......            6,538              236,199,493                16.75
Lowrise Condominium..................            3,160               87,496,257                 6.2
2-4 Units............................              417               13,560,107                 0.96
                                          -----------------     -----------------       -------------------
     Total                                      45,529           $1,410,312,645               100.00%
                                          =================     =================       ===================



-------------------------------------------------------------------------------
You may use this information for discussion purposes only and not to make an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by the final Prospectus. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the final Prospectus. The information set forth herein outlines a proposed transaction which is subject to change and is based on information concerning the trust collateral, which Deutsche Bank Securities Inc. believes to be reliable. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. Recipients must read the information contained in the attached statement on page 1. Do not use or rely on this information if you have not received or reviewed the statement.
If you have not received the statement, call your DBSI account representative for another copy.

Deutsche Bank [LOGO]                                Computational Materials for
                           CWABS Master Trust (for the Series 2002-D Subtrust)
--------------------------------------------------------------------------------


                                                            Gross Margins

                                                                                            Percentage of
                                                                                             Statistical
                                                                                          Calculation Date
            Range of Gross                Number of Initial      Aggregate Unpaid        Aggregate Principal
              Margins (%)                  Mortgage Loans       Principal Balance              Balance
-------------------------------------     -----------------     -----------------       -------------------
Less than zero........................               1          $      435,000                    0.03%
0.000   ..............................           4,059             173,776,149                   12.32
0.001 - 0.250.........................             686              28,699,870                    2.04
0.251 - 0.500.........................           4,135             169,434,283                   12.01
0.501 - 0.750.........................             182              10,854,074                    0.77
0.751 - 1.000.........................             508              31,896,403                    2.26
1.001 - 1.250.........................           2,241              58,265,684                    4.13
1.251 - 1.500.........................           1,419              29,006,968                    2.06
1.501 - 1.750.........................           1,079              31,095,962                    2.20
1.751 - 2.000.........................           8,333             197,966,922                   14.04
2.001 - 2.250.........................           3,321              90,898,723                    6.45
2.251 - 2.500.........................           7,703             251,623,842                   17.84
2.501 - 2.750.........................             831              33,461,998                    2.37
2.751 - 3.000.........................           3,235              81,765,484                    5.80
3.001 - 3.250.........................             611              15,174,322                    1.08
3.251 - 3.500.........................           4,074             129,195,284                    9.16
3.501 - 3.750.........................           1,470              35,179,782                    2.49
3.751 - 4.000.........................             272               7,964,360                    0.56
4.001 - 4.250.........................             419               9,488,130                    0.67
4.251 - 4.500.........................             192               5,333,620                    0.38
4.501 - 4.750.........................             527              13,545,541                    0.96
4.751 - 5.000.........................             135               3,072,291                    0.22
5.001 - 5.250.........................               6                 148,848                    0.01
5.251 - 5.500.........................              55                 914,550                    0.06
5.501 - 5.750.........................               1                  14,182                    0.00
6.001 - 6.250.........................              24                 785,933                    0.06
6.251 - 6.500.........................               9                 285,697                    0.02
6.751 - 7.000.........................               1                  28,744                    0.00
                                          -----------------     -----------------       -------------------
     Total                                      45,529          $1,410,312,645                  100.00%
                                          =================     =================       ===================

     As of the Statistical Calculation Date, the weighted average gross margin was 1.865%.




     The credit limit utilization rates in the following table are determined by dividing the Statistical Calculation Date Balance for the particular grouping by the aggregate of the credit limits of the related credit line agreements.





                                                   Credit Limit Utilization Rates

                                                                                           Percentage of
                                                                                            Statistical
                                                                                         Calculation Date
Range of                                   Number of Initial    Aggregate Unpaid        Aggregate Principal
Credit Limit Utilization Rates (%)          Mortgage Loans      Principal Balance             Balance
-------------------------------------     -----------------     -----------------       -------------------
0.00    .............................            3,708           $           35                 0.00%
0.01  - 10.00........................            1,110                2,879,707                 0.20
10.01 - 20.00........................            1,146               10,105,159                 0.72
20.01 - 30.00........................            1,355               16,409,768                 1.16
30.01 - 40.00........................            1,534               22,991,056                 1.63
40.01 - 50.00........................            2,006               35,618,723                 2.53
50.01 - 60.00........................            1,736               40,118,396                 2.84
60.01 - 70.00........................            1,984               52,612,307                 3.73
70.01 - 80.00........................            1,998               61,711,400                 4.38
80.01 - 90.00........................            1,981               71,970,652                 5.10
90.01 - 100.00.......................           26,971            1,095,895,442                77.71
                                          -----------------     -----------------       -------------------
     Total                                      45,529           $1,410,312,645               100.00%
                                          =================     =================       ===================


     As of the Statistical Calculation Date, the average credit limit utilization rate of the Mortgage Loans was approximately 75.38%.


-------------------------------------------------------------------------------
You may use this information for discussion purposes only and not to make an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by the final Prospectus. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the final Prospectus. The information set forth herein outlines a proposed transaction which is subject to change and is based on information concerning the trust collateral, which Deutsche Bank Securities Inc. believes to be reliable. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. Recipients must read the information contained in the attached statement on page 1. Do not use or rely on this information if you have not received or reviewed the statement.
If you have not received the statement, call your DBSI account representative for another copy.

Deutsche Bank [LOGO]                                Computational Materials for
                           CWABS Master Trust (for the Series 2002-D Subtrust)
--------------------------------------------------------------------------------


                                                        Maximum Loan Rates

                                                                                           Percentage of
                                                                                            Statistical
                                                                                         Calculation Date
                                          Number of Initial      Aggregate Unpaid       Aggregate Principal
       Maximum Loan Rates (%)              Mortgage Loans       Principal Balance             Balance
-------------------------------------     -----------------     -----------------       -------------------
 5.75................................                1           $       26,421                0.00%
 6.00................................                1                   29,997                0.00
 8.75................................               93                2,157,010                0.15
10.75................................                1                        0                0.00
11.75................................                1                   72,701                0.01
16.00................................            1,213               31,826,631                2.26
17.00................................            2,945               81,274,001                5.76
17.25................................                1                   41,525                0.00
18.00................................           41,237            1,293,732,903               91.73
21.00................................               33                1,071,630                0.08
21.75................................                3                   79,826                0.01
                                          -----------------     -----------------       -------------------
     Total                                      45,529           $1,410,312,645              100.00%
                                          =================     =================       ===================

     As of the Statistical Calculation Date, the weighted average maximum loan rate of the Mortgage Loans was approximately 17.885%.


----------------------------------------------------------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT ON PAGE 2. DO NOT USE OR RELY ON THIS INFORMATION IF YOU
HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR COUNTRYWIDE SECURITIES ACCOUNT
REPRESENTATIVE FOR ANOTHER COPY. THE COLLATERAL AND OTHER INFORMATION SET FORTH IN THESE COMPUTATIONAL MATERIALS SUPERSEDES ANY
PREVIOUSLY DISTRIBUTED INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE
INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT AND ANY SUPPLEMENT RELATED THERETO.

                                                               Page 18

          CSC(TM)                                                                                      Computational Materials for
Countrywide Securities Corporation                                             CWABS Master Trust (for the Series 2002-D Subtrust)
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------



                                                         Credit Limit Range

                                                                                           Percentage of
                                                                                            Statistical
                                                                                         Calculation Date
                                          Number of Initial      Aggregate Unpaid       Aggregate Principal
     Range of Credit Limits ($)            Mortgage Loans       Principal Balance             Balance
-------------------------------------     -----------------     -----------------       -------------------
      0.00 to    10,000.00...........            1,595           $    9,586,880                  0.68%
 10,000.01 to    20,000.00...........           11,445              136,352,988                  9.67
 20,000.01 to    30,000.00...........           11,562              231,091,834                 16.39
 30,000.01 to    40,000.00...........            6,433              180,219,548                 12.78
 40,000.01 to    50,000.00...........            5,477              180,168,392                 12.78
 50,000.01 to    60,000.00...........            2,032               90,318,526                  6.40
 60,000.01 to    70,000.00...........            1,356               71,272,269                  5.05
 70,000.01 to    80,000.00...........            1,183               65,427,223                  4.64
 80,000.01 to    90,000.00...........              758               48,149,619                  3.41
 90,000.01 to   100,000.00...........            1,591               98,785,237                  7.00
100,000.01 to   125,000.00...........              470               42,986,088                  3.05
125,000.01 to   150,000.00...........              796               85,648,339                  6.07
150,000.01 to   175,000.00...........              126               16,235,835                  1.15
175,000.01 to   200,000.00...........              195               25,784,527                  1.83
200,000.01 to   225,000.00...........               71               11,639,784                  0.83
225,000.01 to   250,000.00...........               88               15,202,926                  1.08
250,000.01 to   275,000.00...........               41                9,708,932                  0.69
275,000.01 to   300,000.00...........              110               23,275,540                  1.65
300,000.01 to   325,000.00...........               18                4,722,316                  0.33
325,000.01 to   350,000.00...........               28                7,204,915                  0.51
350,000.01 to   375,000.00...........               18                5,623,754                  0.40
375,000.01 to   400,000.00...........               24                6,661,464                  0.47
400,000.01 to   425,000.00...........                9                3,173,905                  0.23
425,000.01 to   450,000.00...........               13                3,884,430                  0.28
450,000.01 to   475,000.00...........               13                4,637,332                  0.33
475,000.01 to   500,000.00...........               56               19,082,091                  1.35
500,000.01 to   525,000.00...........                1                  369,000                  0.03
525,000.01 to   550,000.00...........                3                1,550,162                  0.11
575,000.01 to   600,000.00...........                5                2,777,300                  0.20
625,000.01 to   650,000.00...........                2                1,059,500                  0.08
650,000.01 to   675,000.00...........                1                  660,711                  0.05
675,000.01 to   700,000.00...........                2                1,380,000                  0.10
700,000.01 to   725,000.00...........                1                  725,000                  0.05
775,000.01 to   800,000.00...........                2                1,328,000                  0.09
950,000.01 to   975,000.00...........                2                1,623,280                  0.12
975,000.01 to 1,000,000.00...........                2                1,995,000                  0.14
                                          -----------------     -----------------       -------------------
     Total                                      45,529           $1,410,312,645                100.00%
                                          =================     =================       ===================

     As of the Statistical Calculation Date, the average credit limit of the Mortgage Loans was approximately $41,517.


-------------------------------------------------------------------------------
You may use this information for discussion purposes only and not to make an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by the final Prospectus. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the final Prospectus. The information set forth herein outlines a proposed transaction which is subject to change and is based on information concerning the trust collateral, which Deutsche Bank Securities Inc. believes to be reliable. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. Recipients must read the information contained in the attached statement on page 1. Do not use or rely on this information if you have not received or reviewed the statement.
If you have not received the statement, call your DBSI account representative for another copy.

Deutsche Bank [LOGO]                                Computational Materials for
                           CWABS Master Trust (for the Series 2002-D Subtrust)
--------------------------------------------------------------------------------



                                                            Lien Priority

                                                                                            Percentage
                                                                                          of Statistical
                                                                                         Calculation Date
                                          Number of Initial      Aggregate Unpaid       Aggregate Principal
            Lien Priority                  Mortgage Loans       Principal Balance             Balance
-------------------------------------     -----------------     -----------------       -------------------
1st Liens............................            1,595            $  130,533,143                9.26%
2nd Liens............................           43,934             1,279,779,502               90.74
                                          -----------------     -----------------       -------------------
     Total                                      45,529            $1,410,312,645              100.00%
                                          =================     =================       ===================




                                                         Delinquency Status

                                                                                           Percentage of
                                                                                            Statistical
                                                                                            Calculation
           Number of Days                 Number of Initial      Aggregate Unpaid          Date Aggregate
             Delinquent                    Mortgage Loans       Principal Balance        Principal Balance
-------------------------------------     -----------------     -----------------       -------------------
Current...............................          45,529           $1,410,312,645                 100.00%
                                          -----------------     -----------------       -------------------
   Total                                        45,529           $1,410,312,645                 100.00%
                                          =================     =================       ===================




                                                          Origination Year

                                                                                           Percentage of
                                                                                            Statistical
                                                                                            Calculation
               Year of                    Number of Initial      Aggregate Unpaid         Date Aggregate
             Origination                   Mortgage Loans       Principal Balance        Principal Balance
-------------------------------------     -----------------     -----------------       -------------------
2001.................................               45           $    1,245,904                 0.09%
2002.................................           45,484            1,409,066,741                99.91
                                          -----------------     -----------------       -------------------
   Total                                        45,529           $1,410,312,645               100.00%
                                          =================     =================       ===================



-------------------------------------------------------------------------------
You may use this information for discussion purposes only and not to make an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by the final Prospectus. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the final Prospectus. The information set forth herein outlines a proposed transaction which is subject to change and is based on information concerning the trust collateral, which Deutsche Bank Securities Inc. believes to be reliable. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. Recipients must read the information contained in the attached statement on page 1. Do not use or rely on this information if you have not received or reviewed the statement.
If you have not received the statement, call your DBSI account representative for another copy.

Deutsche Bank [LOGO]                                Computational Materials for
                           CWABS Master Trust (for the Series 2002-D Subtrust)
--------------------------------------------------------------------------------
















-------------------------------------------------------------------------------
You may use this information for discussion purposes only and not to make an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by the final Prospectus. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the final Prospectus. The information set forth herein outlines a proposed transaction which is subject to change and is based on information concerning the trust collateral, which Deutsche Bank Securities Inc. believes to be reliable. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. Recipients must read the information contained in the attached statement on page 1. Do not use or rely on this information if you have not received or reviewed the statement.
If you have not received the statement, call your DBSI account representative for another copy.